[Graphic]

Federated Limited Term Fund

6TH ANNUAL REPORT
NOVEMBER 30, 1997

ESTABLISHED 1992


[Graphic]

Dear Shareholder:

I am pleased to present the 6th Annual Report of Federated Limited Term Fund, which was established in 1992. This report covers the reporting period from December 1, 1996 through November 30, 1997. The fund's assets of $103.8 million are invested in selected short-term bonds with average maturities of 2-3 years. These issues have provided generous current income, and your fund has maintained its 4-star rating by Morningstar out of 1371 taxable bond funds for the overall period ended December 31, 1997.+

This report begins with a discussion with portfolio managers, Randall S. Bauer and Robert K. Kinsey, both vice presidents of Federated Advisers. Following their interviews are three additional items of shareholder interest: a series of graphs showing investment performance, a complete listing of the fund's holdings, and its financial statements.

The bond market improved considerably over the fund's fiscal year, as interest rates rose, and investors moved toward quality in the wake of international market volatility.

As outlined in the portfolio managers' discussion, shorter term bonds did not share in the same price gains that occurred as the yields of longer term bonds decreased. Nevertheless, Federated Limited Term Fund's diversified portfolio of short-term bonds performed relatively well. The fund outperformed its peer group, the Lipper Short Investment Grade Debt category, by more than a full percentage point.*

+ Morningstar proprietary ratings reflect risk-adjusted performance through December 31, 1997. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund received 4 stars for the 3- and 5-year periods and was rated among 1371 and 771 taxable bond funds. The top ten percent of the of the funds in the category receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Ratings quoted are for Class A Shares. Star ratings for other classes may vary and are available only for classes with 3 years of performance history. The rating shown does not reflect certain management fees which were waived during the period. If reflected, they may have impacted the rating.

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not reflect any sales charges.

On November 30, 1997, the 30-day current net yield, based on net asset value was 6.02% for Class A Shares and 6.12% for Class F Shares. Share class performance for the 12-month period follows.**

                                  INCOME           NET ASSET VALUE
                TOTAL RETURN   DISTRIBUTIONS          INCREASE
 Class A Shares    6.52%          $0.59          $9.91 to $9.95 = 0.4%
 Class F Shares    6.63%          $0.60          $9.91 to $9.95 = 0.4%

Thank you for participating in Federated Limited Term Fund as a way to earn a competitive income stream through all types of bond market environments. Remember, reinvesting your monthly dividend is a convenient way to build your account and help your money grow through the benefit of compounding.

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]


Richard B. Fisher
President
January 15, 1998

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A and Class F Shares were 5.46% and 4.51%, respectively. The 30-day current net yields for Class A and Class F Shares, based on offering price, were 5.96% and 6.06%, respectively.


[Graphic]
Randall S. Bauer
Vice President
Federated Advisers

[Graphic]
Robert K. Kinsey
Vice President
Federated Advisers

[Graphic]

DURING THE FUND'S FISCAL YEAR, THE BOND MARKET ENVIRONMENT IMPROVED, WHILE A "FLIGHT TO QUALITY" OCCURRED IN THE WAKE OF VOLATILE INTERNATIONAL MARKETS. HOW DID THE SHORTER MATURITY SIDE OF THE MARKET PERFORM OVER THIS 12-MONTH REPORTING PERIOD?

While it is true that the longer end of the yield curve enjoyed reasonably good performance over the period under review, the picture was not as rosy for the short end. To illustrate, between November 30, 1996 and November 30, 1997, the yield on the 30-year Treasury bond declined from 6.35% to 6.05%, while the yield on the 2-year Treasury note actually increased from 5.58% to 5.74%. A fund like Federated Limited Term Fund, which invests its assets at the short end of the curve, had to battle this phenomenon.

The events that occurred in Asian markets late in the fiscal year coincided with (and subsequently exacerbated) weakness in the U.S. corporate bond markets that had begun during the summer months. As a result, corporates, which had been the best-performing investment-grade fixed-income sector early in the year, began to lose ground to Treasuries. While the fund managed to avoid any effects of the "Asian flu," spread widening did have some, though fortunately not an egregious, effect on performance. Spreads have now widened, in some cases substantially, from the extremely tight levels during the spring of 1997, which may provide opportunities in the coming year.

[Graphic]

HOW DID FEDERATED LIMITED TERM FUND'S PORTFOLIO OF 2- TO 3-YEAR MATURITY SECURITIES PERFORM IN TERMS OF TOTAL RETURN AND INCOME?

Despite the aforementioned widening of corporate bonds and other "spread product," i.e., asset-backed and mortgage-backed securities, against Treasuries, the fund's total return was more than a full percentage point stronger than that of its peer group, the Lipper Short Investment Grade Debt Funds category, which recorded an average return for the period of 5.51%.* The fund's Class A Shares produced a total return of 6.52%, and monthly dividends totaling $0.59 per share. Class F Shares produced a total return of 6.63%, based on net asset value, and paid monthly dividends totaling $0.60 per share. Improving the total returns of both share classes was a modest net asset value increase of $0.04 per share.**

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. This figure does not reflect any sales charges.

The 30-day current yields for Class A and Class F Shares were 6.02% and 6.12%, respectively, on November 30, 1997.+

[Graphic]

HOW WERE THE FUND'S ASSETS ALLOCATED AT THE END OF THE REPORTING PERIOD AMONG TYPES OF SECURITIES AND CREDIT QUALITY?

Traditionally, the fund's assets are allocated across 3 major asset classes: traditional corporate securities, asset-backed securities and mortgage-backed securities. Over the past 12 months, the fund's largest allocation was in corporates, which has been the best performing group of the 3. On November 30, 1997, approximately 48% of the fund's assets were in corporate securities, with 27% in mortgage-backed securities and 25% in asset-backed issues.

With regard to credit quality, the fund continued to maintain a solid investment-grade average quality profile. At the end of the reporting period, the quality breakdown of Federated Limited Term Fund's portfolio was:

AAA           43%
AA             6%
A             17%
BBB           21%
BB or lower   12%
NR             1%

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A and Class F Shares were 5.46% and 4.51%, respectively.

+ The 30-day current net yields for Class A and Class F Shares, based on offering price were 5.96% and 6.06%, respectively.


[Graphic]

AS WE ENTER 1998, WITH A FAVORABLE YEAR FOR BONDS BEHIND US, WHAT IS MANAGEMENT'S OUTLOOK?

The weakening of "spread product" has continued early in the new fiscal year. Given this situation, our outlook for domestic spread product now appears better, barring any considerable slowdown in the U.S. economy, which we do not foresee at this point.

Another area of potential opportunity for 1998 is those Asian markets which have had such a difficult time over the past few months. As the situation begins to stabilize, fund management may seek to selectively pursue value opportunities in certain foreign markets believed to be oversold.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED LIMITED TERM FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $6,000 IN THE CLASS A SHARES OF FEDERATED LIMITED TERM FUND ON 1/13/92, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $8,350 ON 11/30/97. YOU WOULD HAVE EARNED A 5.78%* AVERAGE ANNUAL TOTAL RETURN FOR THE 5-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, gaining the benefit of compounding at the same time.

As of 12/31/97, the Class A Shares' average annual 1-year, 5-year, and since inception (1/13/92) total returns were 5.98%, 5.66%, and 5.80%, respectively. The Class F Shares' average annual 1-year, and since inception (8/31/93) total returns were 5.03%, and 5.18%, respectively.**

[Graphic representation A1 omitted. See Appendix.]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 1.00% sales charge for Class A and Class F Shares, and the 1.00% contingent deferred sales charge for Class F Shares.

FEDERATED LIMITED TERM FUND
ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 6 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $7,260.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Limited Term Fund on 1/13/92, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $6,000, but your account would have reached a total value of $7,260* by 11/30/97. You would have earned an average annual total return of 5.73%.

A practical investment plan helps you pursue income from short-term bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation A2 omitted. See Appendix.]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED LIMITED TERM FUND
(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LIMITED TERM FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Limited Term Fund (Class A Shares) (the "Fund") from January 13, 1992 (start of performance) to November 30, 1997, compared to the Merrill Lynch 1-3 Year Short-Term Corporate Index (MLSTC)+ and the Lipper Short
Investment Grade Debt Funds Average (LSIGDFA).++

[Graphic representation A3 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The MLSTC and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MLSTC is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED LIMITED TERM FUND
(CLASS F SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LIMITED TERM FUND (CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Limited Term Fund (Class F Shares) (the "Fund") from August 31, 1993 (start of performance) to November 30, 1997, compared to the Merrill Lynch 1-3 Year Short-Term Corporate Index (MLSTC)+ and the Lipper Short
Investment Grade Debt Funds Average (LSIGDFA).++

[Graphic representation A4 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MLSTC and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MLSTC is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED LIMITED TERM FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997

  PRINCIPAL
    AMOUNT                                                                                   VALUE
ADJUSTABLE RATE MORTGAGES--2.2%
                        GOVERNMENT AGENCY--2.2%
 $             849,271 (a)Federal Home Loan Mortgage Corp., ARMs, 7.58%, 9/1/2019        $             886,300
               924,751 (a)Federal Home Loan Mortgage Corp., ARMs, 7.56, 12/1/2018                      964,220
               335,624 (a)Federal National Mortgage Association, ARMs, 8.07%, 12/1/2020                355,036
               119,286 (a)Federal National Mortgage Association, ARMs, 7.725%,                         125,904
                       11/1/2017
                        TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $2,273,084)                 2,331,460
 ASSET-BACKED SECURITIES--25.3%
                       AUTOMOBILE--10.4%
             1,715,770 AFG Receivables Trust 1997-B, Class C, 7.00%, 2/15/2003                       1,727,814
               469,919 Daimler-Benz Auto Grantor Trust 1995-A, Class A, 5.85%,                         469,976
                       5/15/2002
               624,065 Navistar Financial Corp. Owner Trust 1994-B, 6.625%, 1/15/2000                  626,642
             1,155,226 Navistar Financial Corp. Owner Trust 1995-A, Class B, 6.85%,
                       11/20/2001                                                                    1,167,136
             2,887,000 Premier Auto Trust 1995-3, Class B, 6.25%, 8/6/2001                           2,892,081
             1,950,000 Team Fleet Financing Corp. Series 1997-1, Class B, 7.80%,                     2,022,521
                       5/15/2003
             1,850,000 Yamaha Motor Master Trust 1995-1, Class A, 6.20%, 5/15/2003                   1,857,326
                        Total                                                                       10,763,496
                       CREDIT CARD--7.3%
             1,850,000 Banco Nacional de Mexico S.A., Credit Card Merchant Voucher
                       Receivables Master Trust Series 1996-A, Class A1, 6.25%,                      1,828,818
                       12/1/2003
             3,000,000 Bridgestone/Firestone Master Trust 1996-1, Class B, 6.49%,                    3,009,120
                       7/1/2003
               750,000 Dayton Hudson Credit Card Master Trust 1995-1, Class A, 6.10%,
                       2/25/2002                                                                       750,960
             2,000,000 Household Affinity Credit Card Master Trust 1993-1, Class B,
                       5.30%,
                       9/15/2000                                                                     1,986,720
                        Total                                                                        7,575,618

FEDERATED LIMITED TERM FUND

  PRINCIPAL
    AMOUNT                                                                                   VALUE
 ASSET-BACKED SECURITIES--CONTINUED
                       HOME EQUITY LOAN--3.4%
 $             551,745 AFC Home Equity Loan Trust 1992-3, Class A, 7.05%, 8/15/2007       $            559,756
               330,193 Advanta HEL Trust 1991-1, Class A, 9.00%, 2/25/2006                             345,052
             1,549,852 Merrill Lynch Home Equity Loan Trust 1993-1, Class B, 6.50%,
                       2/15/2003                                                                     1,569,489
               653,903 The Money Store Home Equity Trust 1992-A, Class A, 6.95%,
                       1/15/2007                                                                       661,449
               390,137 The Money Store Home Equity Trust 1992-B, Class A, 6.90%,
                       7/15/2007                                                                       393,064
                        Total                                                                        3,528,810
                       MARINE RECEIVABLES--1.6%
             1,608,507 CBNJ Boat Loan Trust 1994-1, Class A, 6.89%, 5/18/2012                        1,634,388
                        OTHER--2.6%
             1,796,690 (b)Bosque Asset Corp., 7.66%, 6/5/2002                                        1,804,560
               325,000 Centerior Energy Receivables Master Trust 1996-1, Class A,
                       7.20%, 4/15/2002                                                                336,648
             3,937,690 (b)FMAC Loan Receivables Trust 1997-A, Class A-X, 2.77%,
                       4/15/2019                                                                       616,485
                        Total                                                                        2,757,693
                        TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $25,377,137)                 26,260,005
 COLLATERALIZED MORTGAGE OBLIGATIONS--20.3%
                       COMMERCIAL MORTGAGE--2.1%
             3,980,825 First Union Lehman Brothers Commercial Mortgage Trust,
                       Series 1997C1, Class IO, 1.307%, 4/18/2027                                      312,853
             1,900,000 (b)K Mart CMBS Financing, Inc., Series 1997-1, Class D,
                       6.475%, 3/1/2007                                                              1,902,375
                        Total                                                                        2,215,228
                       GOVERNMENT AGENCY--0.5%
            34,714,979 Vendee Mortgage Trust 1995-1C, Series 1995-1C, Class
                       3IO,.2925%, 2/15/2025                                                           531,486

FEDERATED LIMITED TERM FUND

  PRINCIPAL
    AMOUNT                                                                                   VALUE
 COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
                       HOME EQUITY LOAN--1.0%
 $           1,000,000 Merrill Lynch Mortgage Investors, Inc. 1993-C, Series, Class
                       A4,
                       6.50%, 3/15/2018                                                  $           1,016,250
                       WHOLE LOAN--16.7%
             2,465,720 CMSI Series 1992-18, Class A-1, 7.26%, 11/25/2022                             2,529,286
               304,912 (b)GE Capital Mortgage Services, Inc., Series 1994-3, Class B4,
                       6.50%, 1/25/2024                                                                218,775
               361,085 (b)Greenwich Capital Acceptance, Inc. Subordinate Mortgage
                       Securities Trust, Series 1996-A, Class B, 7.5916%, 6/25/2019                    349,578
             2,000,000 Norwest Asset Securities Corp., Series 1996-4, Class A14,
                       7.20%, 9/25/2026                                                              2,019,976
             2,950,000 Prudential Home Mortgage Securities, Inc., Series 1992-32,
                       Class A-6, 7.50%, 10/25/2022                                                  2,978,114
             3,786,982 Residential Accredit Loans, Inc., Series 1996-QS8, Class A3,
                       7.05%, 12/25/2026                                                             3,799,550
             2,100,000 Residential Accredit Loans, Inc., Series 1997-QS2, Class A3,
                       7.25%, 3/25/2027                                                              2,115,057
             3,270,000 Resolution Trust Corp., Series 1992-15, Class B3, 10.00%,
                       7/25/2027                                                                     3,307,801
                        Total                                                                       17,318,137
                        TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                        (IDENTIFIED COST $20,940,969)                                               21,081,101
 CORPORATE BONDS--37.7%
                       AEROSPACE & DEFENSE--2.7%
             1,800,000 Raytheon Co., Note, 6.45%, 8/15/2002                                          1,800,738
               900,000 Rohr, Inc., Sr. Note, 11.625%, 5/15/2003                                      1,021,500
                        Total                                                                        2,822,238
                       AUTOMOBILE--1.7%
             1,800,000 Arvin Industries, Inc., Note, 6.875%, 2/15/2001                               1,803,834

 FEDERATED LIMITED TERM FUND

  PRINCIPAL
    AMOUNT                                                                                   VALUE

 CORPORATE BONDS--CONTINUED
                        BANKING--5.7%
 $           3,000,000 (a)Chase Manhattan Corp., Sub. Note, 5.25%, 12/5/2009             $           2,940,000
             2,000,000 (a)Citicorp, Sub. Note, 5.5375%, 10/25/2005                                   1,968,600
             1,000,000 Mercantile Bancorporation, Inc., 6.80%, 6/15/2001                             1,014,770
                        Total                                                                        5,923,370
                       CABLE TELEVISION--4.6%
             2,800,000 TKR Cable, Inc., 10.50%, 10/30/2007                                           3,115,840
             1,900,000 Videotron Holdings PLC, Sr. Disc. Note, 0/11.00%, 8/15/2005                   1,679,125
                        Total                                                                        4,794,965
                       FOOD & DRUG RETAILERS--0.7%
               700,000 Kroger Co., Inc., Note, 9.25%, 1/1/2005                                         735,686
                       FOREST PRODUCTS--2.0%
             1,000,000 Quno Corp., Sr. Note, 9.125%, 5/15/2005                                       1,077,500
               900,000 Repap Wisconsin, Inc., 2nd Priority Sr. Secd. Note, 9.875%,                     982,710
                       5/1/2006
                        Total                                                                        2,060,210
                       HOTELS, MOTELS, INNS & CASINOS--2.4%
             2,400,000 La Quinta Inns, Inc., Sr. Sub. Note, 9.25%, 5/15/2003                         2,508,000
                       INDUSTRIAL PRODUCTS & EQUIPMENT--1.6%
             1,600,000 Figgie International Holdings, Inc., Sr. Note, 9.875%,                        1,672,000
                       10/1/1999
                       INSURANCE--2.9%
             2,000,000 GEICO Corp., Deb., 9.15%, 9/15/2021                                           2,245,560
               750,000 (b)HSB Group, Inc., 6.66%, 7/15/2027                                            751,083
                        Total                                                                        2,996,643
                       LEISURE & ENTERTAINMENT--0.5%
               500,000 All American Communications, Inc., Sr. Sub. Note, 10.875%,
                       10/15/2001                                                                      556,875
                       OIL & GAS--0.9%
               925,000 Clark Refining & Marketing Inc., Sr. Note, 10.50%, 12/1/2001                    953,906

 FEDERATED LIMITED TERM FUND

  PRINCIPAL
    AMOUNT                                                                                   VALUE
 CORPORATE BONDS--CONTINUED
                       PRINTING & PUBLISHING--1.1%
 $             980,000 Valassis Communication, Inc., Sr. Note, 9.55%, 12/1/2003          $           1,094,444
                       RETAILERS--2.4%
               900,000 Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                          958,500
             1,450,000 Shopko Stores, Inc., 8.50%, 3/15/2002                                         1,546,541
                        Total                                                                        2,505,041
                       SERVICES--1.0%
             1,000,000 Loewen Group Int'l., Sr. Note, 8.25%, 4/15/2003                               1,038,090
                       TELECOMMUNICATIONS & CELLULAR--2.1%
             2,000,000 British Telecommunication PLC, 9.625%, 2/15/2019                              2,159,240
                       UTILITIES--5.4%
             2,000,000 Boston Edison Co., Deb., 5.95%, 3/15/1998                                     2,003,060
             1,800,000 Long Island Lighting Co., Deb., 9.00%, 11/1/2022                              2,004,354
             1,400,000 Pennsylvania Power & Light Co., 9.25%, 10/1/2019                              1,516,410
                        Total                                                                        5,523,824
                        TOTAL CORPORATE BONDS (IDENTIFIED COST $39,555,089)                         39,148,366
 GOVERNMENT AGENCIES--3.7%
                       SOVEREIGN GOVERNMENT--0.9%
               981,250 Brazil IDU, Deb., 6.8125%, 1/1/2001                                             919,922
                       STATE/PROVINCIAL--2.8%
             3,700,000 Ontario Hydro, 10.00%, 3/19/2001                                              2,960,052
                        TOTAL GOVERNMENTS AGENCIES (IDENTIFIED COST $4,030,840)                      3,879,974
 MORTGAGE BACKED SECURITIES--3.8%
                       GOVERNMENT AGENCY--3.8%
             1,769,858 Federal Home Loan Mortgage Corp., 6.00%, 4/1/2003                             1,752,160
             2,133,258 Government National Mortgage Association, 8.50%, 8/15/2026                    2,235,911
                        TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $3,920,230)                3,988,071

 FEDERATED LIMITED TERM FUND

  PRINCIPAL
    AMOUNT                                                                                   VALUE
 U.S. GOVERNMENT AGENCIES--0.5%
                       FEDERAL NATIONAL MORTGAGE ASSOCIATION--0.5%
 $             500,000 6.34%, 7/28/2000                                                   $            501,795
                        TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $499,720)                      501,795
 U.S. TREASURY OBLIGATIONS--5.8%
                       U.S. TREASURY NOTE--5.8%
             6,000,000 5.875%, 9/30/2002                                                             6,005,760
                        TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $6,005,187)                 6,005,760
                        TOTAL INVESTMENTS (IDENTIFIED COST $102,602,256)(C)               $        103,196,532

(a) Denotes variable rate and floating rate obligations for which the current rate is shown.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $5,642,856 which represents 5.4% of net assets.

(c) The cost of investments for federal tax purposes amounts to $102,609,444. The net unrealized appreciation of investments on a federal tax basis amounts to $587,088 which is comprised of $1,037,056 appreciation and $449,968 depreciation at November 30, 1997.

Note: The categories of investments are shown as a percentage of net assets ($103,758,635) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ARMs --Adjustable Rate Mortgages
HEL --Home Equity Loan

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997

 ASSETS:
 Total investments in securities, at value (identified cost                         $  103,196,532
 $102,602,256 and tax cost $102,609,444)
 Income receivable                                                                       1,067,036
 Receivable for investments sold                                                           449,680
 Receivable for shares sold                                                              2,427,947
 Receivable for foreign currency exchange contracts sold                                    19,087
 Deferred expenses                                                                          20,923
   Total assets                                                                        107,181,205
 LIABILITIES:
 Payable for shares redeemed                                         $   633,815
 Income distribution payable                                             176,698
 Payable to Bank                                                       2,548,688
 Accrued expenses                                                         63,369
   Total liabilities                                                                     3,422,570
 NET ASSETS for 10,428,876 shares outstanding                                       $  103,758,635
 NET ASSETS CONSIST OF:
 Paid in capital                                                                    $  113,367,331
 Net unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency                                                613,363
 Accumulated net realized loss on investments and foreign currency                     (10,476,823)
 transactions
 Undistributed net investment income                                                       254,764
   Total Net Assets                                                                 $  103,758,635
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($94,952,068 / 9,543,712 shares                                   $9.95
 outstanding)
 Offering Price Per Share (100/99.00 of $9.95)*                                             $10.05
 Redemption Proceeds Per Share                                                               $9.95
 CLASS F SHARES:
 Net Asset Value Per Share ($8,806,567 / 885,164 shares                                      $9.95
 outstanding)
 Offering Price Per Share (100/99.00 of $9.95)*                                             $10.05
 Redemption Proceeds Per Share (99.00/100 of $9.95)**                                        $9.85

* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND
STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997

 INVESTMENT INCOME:
 Interest                                                                             $  7,827,019
 EXPENSES:
 Investment advisory fee                                               $   446,254
 Administrative personnel and services fee                                 155,001
 Custodian fees                                                             13,568
 Transfer and dividend disbursing agent fees and expenses                  138,845
 Directors'/Trustees' fees                                                   1,937
 Auditing fees                                                              14,755
 Legal fees                                                                  3,600
 Portfolio accounting fees                                                  62,537
 Distribution services fee--Class A Shares                                 513,507
 Distribution services fee--Class F Shares                                  13,294
 Shareholder services fee--Class A Shares                                  256,754
 Shareholder services fee--Class F Shares                                   22,156
 Share registration costs                                                   28,448
 Printing and postage                                                       50,494
 Insurance premiums                                                          2,318
 Taxes                                                                      13,153
 Miscellaneous                                                              12,282
      Total expenses                                                     1,748,903
 Waivers --
      Waiver of investment advisory fee $(214,584) Waiver of distribution services fee--Class A Shares (308,105) Waiver of distribution services fee--Class F Shares (1,772) Waiver of shareholder services fee--Class F
      Shares (2,659)
           Total waivers                                                (527,120)
                    Net expenses                                                          1,221,783
                     Net investment income                                                6,605,236
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency                                      890,943
 transactions
 Net change in unrealized appreciation of investments and
 translation of assets
 and liabilities in foreign currency                                                       (522,183)
      Net realized and unrealized gain on investments and                                   368,760
      foreign currency
           Change in net assets resulting from operations                               $ 6,973,996

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED NOVEMBER 30,
                                                                      1997                  1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                            $  6,605,236       $    7,793,407
 Net realized gain (loss) on investments and foreign currency transactions ($643,106 net gain and $97,950 net loss,
 respectively,
 as computed for federal tax purposes)                                 890,943             (127,055)
 Net change in unrealized appreciation/depreciation of
 investments and translation of assets and liabilities
 in foreign currency                                                  (522,183)            (986,773)
 Change in net assets resulting from operations                      6,973,996            6,679,579
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                    (6,096,126)          (7,170,778)
  Class F Shares                                                      (533,574)            (585,285)
  Change in net assets resulting from distributions to              (6,629,700)          (7,756,063)
  shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                       48,134,214           29,931,476
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                              4,194,743            5,052,858
 Cost of shares redeemed                                           (74,027,315)         (57,429,451)
  Change in net assets resulting from share transactions           (21,698,358)         (22,445,117)
  Change in net assets                                             (21,354,062)         (23,521,601)
 NET ASSETS:
 Beginning of period                                               125,112,697          148,634,298
 End of period (including undistributed net investment income
 of $254,764 and $53,308, respectively)                         $  103,758,635       $  125,112,697

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             YEAR ENDED NOVEMBER 30,
                                        1997        1996        1995        1994        1993      1992(A)
 NET ASSET VALUE, BEGINNING OF          $ 9.91     $ 9.97      $ 9.48      $10.17      $10.00     $10.01
 PERIOD
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                   0.59       0.59        0.55        0.53        0.63       0.519
  Net realized and unrealized gain
  (loss) on
  investments and foreign currency        0.04      (0.06)       0.49       (0.66)       0.19      (0.008)
  Total from investment operations        0.63       0.53        1.04       (0.13)       0.82       0.511
 LESS DISTRIBUTIONS
  Distributions from net                 (0.59)     (0.59)      (0.55)      (0.53)      (0.63)     (0.519)
  investment income
  Distributions in excess of net
  investment income(b)                      --        --          --        (0.02)      (0.02)     (0.002)
  Distributions from net realized
  gain
  on investments                           --         --          --        (0.01)       --          --
  Total distributions                    (0.59)     (0.59)      (0.55)      (0.56)      (0.65)     (0.521)
 NET ASSET VALUE, END OF PERIOD         $ 9.95     $ 9.91      $ 9.97      $ 9.48      $10.17     $10.00
 TOTAL RETURN(C)                          6.52%      5.54%      11.29%      (1.30%)     8.19%       5.21%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                1.10%      1.10%       1.10%       1.10%       1.01%      0.67%*
  Net investment income                   5.90%      6.04%       6.13%       5.52%       5.75%      6.17%*
  Expense waiver/reimbursement(d)         0.49%      0.56%       0.43%       0.39%       0.49%      1.06%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000       $94,952   $116,174    $138,451    $178,771    $248,876    $57,225
  omitted)
  Portfolio turnover                        62%       104%         63%         63%         38%       60%

* Computed on an annualized basis.

(a) Reflects operations for the period from January 13, 1992 (date of initial public investment) to November 30, 1992. For the period from the start of business, December 5, 1991 to January 12, 1992, the net investment income was distributed to the Fund's investment adviser.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND
FINANCIAL HIGHLIGHTS--CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  YEAR ENDED NOVEMBER 30,
                                                     1997      1996      1995        1994       1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD              $ 9.91     $ 9.97     $ 9.48     $10.17     $10.24
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                              0.60       0.66       0.61       0.55       0.15
  Net realized and unrealized gain (loss)
  on investments and foreign currency                0.04      (0.12)      0.44      (0.67)     (0.07)
  Total from investment operations                   0.64       0.54       1.05      (0.12)      0.08
 LESS DISTRIBUTIONS
  Distributions from net investment income          (0.60)     (0.60)     (0.56)     (0.55)     (0.15)
  Distributions in excess of net investment           --          --        --       (0.01)       --
  income(b)
  Distributions from net realized gain on             --          --        --       (0.01)       --
  investments
  Total distributions                               (0.60)     (0.60)     (0.56)     (0.57)     (0.15)
 NET ASSET VALUE, END OF PERIOD                    $ 9.95     $ 9.91     $ 9.97     $ 9.48     $10.17
 TOTAL RETURN(C)                                     6.63%      5.64%     11.39%     (1.20%)     0.78%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                           1.00%      1.00%      1.00%      0.99%      1.00%*
  Net investment income                              6.00%      6.14%      6.22%      5.67%      7.10%*
  Expense waiver/reimbursement(d)                    0.24%      0.31%      0.18%      0.13%      0.39%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)          $8,807     $8,938    $10,183    $13,415      $7,230
  Portfolio turnover                                   62%       104%       63%         63%         38%

* Computed on an annualized basis.

(a) Reflects operations for the period from August 31, 1993 (date of initial public investment) to November 30, 1993.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

1. ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Limited Term Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Class F Shares and Class A Shares. The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through compilation of a portfolio, the weighted average duration of which will at all times be limited to three years.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-- U.S. government securities, listed corporate bonds, (other fixed-income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

         INCREASE (DECREASE)
    ACCUMULATED
   NET REALIZED     UNDISTRIBUTED NET
    GAIN/LOSS       INVESTMENT INCOME
     ($225,920)         $225,920

Net investment income, net realized gains/losses, and net assets were not affected by this reclassifications.

FEDERAL TAXES-- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At November 30, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $10,469,634, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR     EXPIRATION AMOUNT
       2002             $8,964,278
       2003              1,407,407
       2004                 97,949

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS-- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 1997, the Fund had outstanding foreign currency commitments as set forth below:

                  FOREIGN                                          UNREALIZED
 SETTLEMENT      CURRENCY         IN EXCHANGE     CONTRACTS AT      APPRECIATION
 DATE            UNITS TO             FOR            VALUE         (DEPRECIATION)
                  DELIVER
 2/25/98        4,457,872          3,161,611 U.S.   $3,142,524        $19,087
                Canadian Dollars   Dollars

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or loses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES-- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1997, as follows:

 SECURITY                          ACQUISITION DATE  ACQUISITION COST
 Bosque Asset Corp.                    6/19/1997        $1,803,428
 FMAC Loan Receivables Trust           6/16/1997           599,741
 KMart CMBS Financing, Inc.            2/27/1997         1,900,000
 GE Capital Mortgage Services, Inc.    7/10/1997           213,439
 Greenwich Capital Acceptance, Inc.    7/24/1997           349,153
 HSB Group, Inc.                       7/10/1997           742,272

USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1997, par value shares ($0.001 per share) authorized were as follows:

                         PERCENTAGE OF PAR VALUE
 CLASS NAME              CAPITAL STOCK AUTHORIZED
 Class A Shares                1,000,000,000
 Class F Shares                1,000,000,000
  Total Shares Authorized      2,000,000,000

Transactions in capital stock were as follows:

                                                       YEAR ENDED NOVEMBER 30,
                                                1997                               1996
 CLASS A SHARES                        SHARES             AMOUNT         SHARES               AMOUNT
 Shares sold                             4,650,436    $   46,093,000      2,805,603      $  27,464,259
 Shares issued to shareholders in
 payment
 of distributions declared                 393,568         3,886,908        480,026          4,713,413
 Shares redeemed                        (7,225,178)      (71,507,487)    (5,449,139)       (53,449,243)
  Net change resulting from Class A
  Shares transactions                   (2,181,174)   $  (21,527,579)    (2,163,510)     $ (21,271,571)
                                                        YEAR ENDED NOVEMBER 30,
                                                  1997                         1996
 CLASS F SHARES                          SHARES            AMOUNT          SHARES             AMOUNT
 Shares sold                               206,849    $    2,041,214        250,466      $   2,467,217
 Shares issued to shareholders in
 payment
 of distributions declared                  31,156           307,835         34,590            339,445
 Shares redeemed                          (254,941)        (2,519,828)     (404,495)        (3,980,208)
  Net change resulting from Class F
  Shares transactions                      (16,936)   $     (170,779)      (119,439)     $  (1,173,546)
   Net change resulting from
   share transactions                   (2,198,110)   $  (21,698,358)    (2,282,949)     $ (22,445,117)

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion

ADMINISTRATIVE FEE-- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, of the Fund to finance activities intended to result in the sale of the Corporation's Class F Shares and Class A Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                      PERCENTAGE OF AVERAGE DAILY
 SHARE CLASS NAME         NET ASSETS OF CLASS
 Class A Shares                 0.50%
 Class F Shares                 0.15%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE-- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services, ("FSS") the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL-- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities for the year ended November 30, 1997, were as follows:

PURCHASES    $65,988,144
SALES        $81,898,887

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of FIXED INCOME SECURITIES, INC.
and the Shareholders of FEDERATED LIMITED TERM FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Limited Term Fund (a portfolio of Fixed Income Securities, Inc.) as of November 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1997 and 1996, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Limited Term Fund as of November 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
January 16, 1998

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

J. Crilley Kelly
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.


[Graphic]

Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 338319106
Cusip 338319304
G01176-01 (1/98)

[Graphic]




[Graphic]

Federated Limited Term Municipal Fund

4TH ANNUAL REPORT NOVEMBER 30, 1997

ESTABLISHED 1993

PRESIDENT'S MESSAGE

[Graphic]

Dear Shareholder:

The Federated Limited Term Municipal Fund was established in 1993 to provide a conservative investment approach to tax-free income, and I am pleased to present its fourth Annual Report. This report covers the 12-month fiscal year reporting period from December 1, 1996 through November 30, 1997.

First, you will find a discussion with Jeff A. Kozemchak, Vice President, Federated Advisers. Next are three additional items of shareholder interest: a series of graphs showing investment performance, a complete list of the fund's holdings, and its financial statements.

The fund's maturity places it between tax-free money market fund instruments and longer term municipal bonds, i.e., it offers more income than money market instruments, but less income than long-term tax-free municipal bonds.*

The bond market improved considerably over the fund's fiscal year as interest rates rose, and investors moved toward quality in the wake of international market volatility. In this environment, the total return of Federated Limited Term Municipal Fund exceeded that of the fund's benchmark, the Lipper Short-Term Municipal Debt category.** Share class performance for the 12-month reporting period follows.+

                   TOTAL                    NET ASSET VALUE
                  RETURN    INCOME              INCREASE
 Class A Shares    4.45%     $0.41       $9.76 to $9.78 = 0.2%
 Class F Shares    4.71%     $0.43       $9.76 to $9.78 = 0.2%

* Unlike the fund, money market funds seek to maintain a stable $1.00 share value.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services as falling into the category indicated. Lipper figures do not reflect sales charges.

+ Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A and Class F Shares were 3.39% and 3.65%, respectively.

At the end of the reporting period, the fund's assets of $73 million were invested as follows: 29% A- or better; 28% BBB- to BBB+; 41% non-rated.++ The fund's 68 securities included bonds issued for hospitals, single-family housing authorities, electric revenue, and resource recovery bonds--with an average of 1.4% of the fund's portfolio in each of the above issues.

Thank you for choosing Federated Limited Term Municipal Fund to pursue tax-free income from short-term municipal issues. Remember, reinvesting your monthly dividends is a convenient way to build your account through the benefit of compounding.

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1998


++ Ratings are according to Standard & Poor's Ratings Group.

INVESTMENT REVIEW

[Graphic]

Jeff A. Kozemchak, CFA
Vice President
Federated Advisers


[Graphic]

WHAT ARE YOUR COMMENTS ON THE ECONOMY, THE IMPROVED ENVIRONMENT FOR BONDS, AND THE SHORT-TERM MUNICIPAL BOND MARKET IN PARTICULAR, OVER THE FUND'S FISCAL YEAR?

The short-term municipal bond market performed well over the one-year reporting period ended November 30, 1997. The market continued to deliver an incremental income advantage as compared to money market securities, while sustaining relative price stability.

In early 1997, reacting to an economy that reflected strong growth and low unemployment, the Federal Reserve Board (the "Fed") raised short-term interest rates for the first time in two years. The Federal Funds Target Rate increased from 5.25% to 5.50%. The Fed was concerned that the robust pace of economic expansion, tight labor markets, and persistent strong demand could potentially lead to a resurgence in inflation in the future. The Fed's action was considered somewhat preemptive against the threat of future inflationary pressures and the need for more vigorous action in the future. Because inflationary pressures continued to remain mild, fears of a late spring or summer rate increase by the Fed gradually receded and all but vanished by late June. As the year progressed, the economy has continued to remain robust, posting strong growth and employment with little indication of inflation.

The shape and direction (movement) of the short-end of the municipal yield curve (5 years and less) are heavily influenced by the actions of the Fed as well as market perceptions regarding future actions by the Fed. Yields on 3-year A-rated municipal bonds began the period at 4.25%, but moved higher in December and January to 4.50% swayed by stronger economic numbers, a nervous equity market, and cautionary statements by the Fed. In February, yields fell once again to 4.25% as the market discounted the prospects for a strong economy and potential for future inflation. However, a reversal in expectations occurred in mid-February as municipal yields again reversed direction, and the Fed signaled the possible need for future interest rate increases to slow the economy. In late March, the Fed increased rates, but the market had already begun to "price into the yield curve." Correspondingly, yields moved sharply higher through late April, reaching a period high of 4.75%. However, in May, bonds began a sustained summer rally on favorable news of slower demand, low inflation, and a steady Fed policy.
Yields ended the period at 4.15%.

[Graphic]

HOW DID FEDERATED LIMITED TERM MUNICIPAL FUND PERFORM DURING THE PAST FISCAL
YEAR?

The fund performed very well over the 12-month reporting period on both a total return and income basis. Investors in the Class A Shares of the fund received a total return of 4.45% based on net asset value. For investors in the Class F Shares, total return was 4.71% based on net asset value.* These results exceeded the 4.24% average return for the funds in its peer group, the Lipper Short-Term Municipal Debt category.** For investors in the highest federal tax bracket, these total returns are equivalent to taxable returns of 7.25% for Class A Shares and 7.67% for Class F Shares.

[Graphic]

WHAT LEVEL OF INCOME DID THE FUND PRODUCE?

For the 12-month reporting period, the fund's tax-exempt income totaled $0.41 per share for Class A Shares and $0.43 per share for Class F Shares. These income levels correspond to 12-month tax-exempt distribution rates of 4.14% and 4.39% for investors in the Class A and F Shares, respectively. When considering the relative price stability of the fund, these distributions are attractive compared to municipal money market fund returns.

Also, as of November 30, 1997, the fund posted 30-day distribution rates of 4.14% for the Class A Shares and 4.43% for the Class F Shares. These rates are equivalent to taxable rates of 6.92% (A Shares) and 7.18% (F Shares), assuming a top marginal tax rate of 39.60%. The 30-day SEC yields for Class A and Class F Shares were 3.79% and 4.08%, respectively.+

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month period based on offering price for Class A and Class F Shares were 3.39% and 3.65%, respectively.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services as falling into the category indicated. Lipper figures do not reflect sales charges.

+ The 30-day SEC yield, or current net yield, is calculated by dividing the investment income per share for the prior 30 days by the maximum offering price per share on that date. The figure is compounded and annualized.

[Graphic]

WITH A RELATIVELY FAVORABLE YEAR BEHIND US, WHAT IS YOUR OUTLOOK FOR INTEREST RATES AS WE ENTER 1998, AND DO YOU ANTICIPATE STRATEGY CHANGES AS A RESULT?

Going into 1998, our outlook continues to be optimistic. Interest rates have fallen considerably over the past six months, with the difference between short-term and long-term rates at their narrowest spread in years. In this environment, the market is expecting the next Fed policy move to be an interest rate cut. However, given the recent strength of employment activity and of wage pressures, the Fed could find cause to increase interest rates by 25 basis points early in 1998. Their decision will be swayed by Asian economic conditions and any signs of a build-up in wage pressures. Any Fed move would likely be viewed more as an insurance policy against the need for more aggressive action in the future. By the second half of the year, we expect interest rates to begin to move lower as growth moderates. As such, we will continue our neutral-to-positive stance for the fund, and continue to search for attractive investment opportunities in order to best serve our municipal investors.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED LIMITED TERM MUNICIPAL FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $5,000 IN THE CLASS A SHARES OF FEDERATED LIMITED TERM MUNICIPAL FUND ON 9/1/93, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $5,820 ON 11/30/97. YOU WOULD HAVE EARNED A 3.64%* AVERAGE ANNUAL TOTAL RETURN FOR THIS INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/97, the Class A Shares' average annual 1-year and since inception (9/1/93) total returns were 4.14%, and 3.75%, respectively. Class F Shares' average annual 1-year and since inception (9/1/93) total returns were 4.40% and 4.22%, respectively.**

[Graphic representation A5 omitted. See Appendix.]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return takes into account the 1% sales charge for Class A Shares and 1% contingent deferred sales charge for Class F Shares.

FEDERATED LIMITED TERM MUNICIPAL FUND

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 5 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $5,432.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Limited Term Municipal Fund on 9/1/93, reinvested your dividends and capital gains and didn't redeem any shares, you would have invested only $5,000 but your account would have reached a total value of $5,432* by 11/30/97. You would have earned an average annual total return of 3.80%.

A practical investment plan helps you pursue income by investing in short-term municipal securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation A6 omitted. See Appendix.]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED LIMITED TERM MUNICIPAL FUND

(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LIMITED TERM MUNICIPAL FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Limited Term Municipal Fund (Class A Shares) (the "Fund") from September 1, 1993 (start of performance) to November 30, 1997, compared to the Lehman Brothers Three-Year Municipal Bond Index (LB3YRMB).+

[Graphic representation A7 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB3YRMB has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LB3YRMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED LIMITED TERM MUNICIPAL FUND

(CLASS F SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LIMITED TERM MUNICIPAL FUND (CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Limited Term Municipal Fund (Class F Shares) (the "Fund") from September 1, 1993 (start of performance) to November 30, 1997, compared to the Lehman Brothers Three-Year Municipal Bond Index (LB3YRMB).+

[Graphic representation A8 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $9,900 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) that was in effect prior to July 17, 1995. As of July 17, 1995, the Fund did not have a sales charge. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB3YRMB has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LB3YRMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED LIMITED TERM MUNICIPAL FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997

   PRINCIPAL                                                                   CREDIT
    AMOUNT                                                                    RATING*      VALUE
 LONG-TERM MUNICIPAL SECURITIES--93.7%
             ALABAMA--1.4%
 $   490,000 Mobile, AL, GO Warrants, 4.85%, 8/15/1999                           NR   $     495,101
     515,000 Mobile, AL, GO Warrants, 4.95%, 8/15/2000                           NR         522,663
               Total                                                                      1,017,764
             COLORADO--5.2%
     700,000 Colorado HFA, Single Family Mortgage Revenue Bond,
             Series C-1, 7.65% (FHA/VA Mtgs. LOC), 12/1/2025                     NR         790,118
   1,000,000 Colorado Student Obligation Bond Authority, Student Loan
             Revenue Bonds, 5.40%, 9/1/1998                                      NR       1,009,700
   2,000,000 Denver, CO City & County Airport Authority, Airport
             System Revenue Bonds (Series 1996C), 5.05%, 11/15/2000             BBB       2,034,600
               Total                                                                      3,834,418
             FLORIDA--2.6%
   1,815,000 Pinellas County, FL HFA, SFM Revenue Bonds, Series C,
             6.45% (GNMA COL), 3/1/2029                                          NR       1,926,768
             ILLINOIS--12.1%
   1,080,000 Chicago, IL, Collateralized SFM Revenue Bonds
             (Series 1997B), 5.10% (GNMA Collateralized Home
             Mortgage Program COL), 9/1/2007                                     NR       1,089,839
     750,000 Chicago, IL, Gas Supply Revenue Bonds, 7.50% (Peoples
             Gas Light & Coke Company), 3/1/2015                                AA-         811,800
   1,000,000 Illinois Development Finance Authority, (Series 1995)
             Revenue Bonds, 5.80% (Catholic Charities Housing
             Development Corp.), 1/1/2007                                        NR       1,034,850
     300,000 Illinois Development Finance Authority, Housing Revenue
             Bonds, 5.25% (Catholic Charities Housing Development
             Corp.)/(Archdiocese of Chicago GTD), 1/1/1999                       NR         301,560
     700,000 Illinois Development Finance Authority, Mortgage Revenue
             Refunding Bonds, Series 1997A, 5.20% (MBIA INS)/
             (FHA LOC), 7/1/2008                                                AAA         702,226

FEDERATED LIMITED TERM MUNICIPAL FUND

   PRINCIPAL                                                                   CREDIT
    AMOUNT                                                                    RATING*      VALUE
 LONG-TERM MUNICIPAL SECURITIES--CONTINUED
             ILLINOIS--CONTINUED
 $ 2,000,000 Illinois Development Finance Authority, Solid Waste
             Disposal Revenue Bonds, 7.125% (WMX Technologies,
             Inc.), 1/1/2001                                                     A-   $   2,139,720
     400,000 Illinois Educational Facilities Authority, Revenue Bonds,
             5.25% (Illinois Institute of Technology)/(Original Issue
             Yield: 5.35%), 12/1/1998                                           BBB-        403,648
     580,000 Illinois Health Facilities Authority, Refunding Revenue
             Bonds (Series 1996B), 4.80% (Sarah Bush Lincoln Health
             Center), 2/15/1999                                                  A-         584,848
     505,000 Illinois Health Facilities Authority, Refunding Revenue
             Bonds (Series 1996B), 5.00% (Sarah Bush Lincoln Health
             Center), 2/15/2000                                                  A-         511,504
     615,000 Illinois Health Facilities Authority, Refunding Revenue
             Bonds (Series 1996B), 5.00% (Sarah Bush Lincoln Health
             Center)/(Original Issue Yield: 5.10%), 2/15/2001                    A-         624,065
     670,000 Illinois Health Facilities Authority, Refunding Revenue
             Bonds (Series 1996B), 5.125% (Sarah Bush Lincoln Health
             Center)/(Original Issue Yield: 5.25%), 2/15/2002                    A-         683,547
               Total                                                                      8,887,607
             INDIANA--5.7%
     630,000 Indiana Health Facility Financing Authority, Hospital
             Refunding & Revenue Bonds (Series 1996), 5.625% (Hancock
             Memorial Hospital and Health Services), 8/15/2000                  BBB+        648,031
     685,000 Indiana Health Facility Financing Authority, Hospital
             Refunding & Revenue Bonds (Series 1996), 5.625% (Hancock
             Memorial Hospital and Health Services), 8/15/2001                  BBB+        708,434
     725,000 Indiana Health Facility Financing Authority, Hospital
             Refunding & Revenue Bonds (Series 1996), 5.625% (Hancock
             Memorial Hospital and Health Services), 8/15/2002                  BBB+        753,007
     885,000 LaPorte County, IN Hospital Authority, Refunding Revenue
             Bonds, 5.60% (LaPorte Hospital, Inc., IN)/(Original Issue
             Yield: 5.747%), 3/1/1999                                            NR         895,664

FEDERATED LIMITED TERM MUNICIPAL FUND

   PRINCIPAL                                                                   CREDIT
    AMOUNT                                                                    RATING*      VALUE
 LONG-TERM MUNICIPAL SECURITIES--CONTINUED
             INDIANA--CONTINUED
 $   935,000 LaPorte County, IN Hospital Authority, Refunding
             Revenue Bonds, 5.80% (LaPorte Hospital, Inc., IN)/
             (Original Issue Yield: 5.898%), 3/1/2000                            NR   $     955,205
     225,000 Marion County, IN Hospital Authority, Hospital Facility
             Revenue Refunding Bonds, 6.50% (Methodist Hospital of
             Indiana)/(Original Issue Yield: 7.374%), 9/1/2008                  AAA         248,319
               Total                                                                      4,208,660
             KANSAS--1.4%
   1,000,000 Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds
             (Series 1997A-1), 5.10% (GNMA Collateralized Home
             Mortgage Program COL), 12/1/2014                                    NR       1,013,650
             KENTUCKY--1.4%
   1,000,000 Jefferson County, KY, UT GO Trust Certificates, 5.25%,
             9/1/1999                                                            A+       1,019,000
             LOUISIANA--2.1%
   1,500,000 Louisiana State Offshore Term Authority, Deepwater Port
             Refunding Revenue Bonds (First Stage Series 1992B),
             6.00% (Loop, Inc.), 9/1/2001                                        A        1,571,865
             MASSACHUSETTS--3.1%
     250,000 Greater New Bedford Regional Refuse Management
             District, MA, GO Landfill Bonds, 4.90% (Original Issue
             Yield: 5.00%), 5/1/1998                                             NR         250,705
     750,000 Greater New Bedford Regional Refuse Management
             District, MA, UT GO Bonds, 5.00% (Original Issue
             Yield: 5.10%), 5/1/1999                                             NR         754,680
     500,000 Greater New Bedford Regional Refuse Management
             District, MA, UT GO Bonds, 5.10% (Original Issue
             Yield: 5.20%), 5/1/2000                                             NR         504,630
   2,000,000 (b)Massachusetts IFA, Solid Waste Disposal Sr. Lien
             Revenue Bonds (Series A), 8.00% (Massachusetts Recycling
             Association), 8/1/1999                                              NR         760,000
               Total                                                                      2,270,015

FEDERATED LIMITED TERM MUNICIPAL FUND

   PRINCIPAL                                                                   CREDIT
    AMOUNT                                                                    RATING*      VALUE
 LONG-TERM MUNICIPAL SECURITIES--CONTINUED
             MINNESOTA--2.1%
 $ 1,500,000 Maplewood, MN, Health Care Facility Revenue Bonds
             (Series 1996), 5.95% (Healtheast, MN), 11/15/2006                  BBB   $   1,567,170
             MISSOURI--1.4%
   1,000,000 Kansas City, MO IDA, PCR Bonds, 6.05% (General Motors
             Corp.), 4/1/2006                                                    A-       1,031,970
             NEW YORK--7.6%
   2,000,000 New York City, NY, UT GO Bonds (Series B), 5.30%,
             8/15/2000                                                          BBB+      2,052,120
   1,800,000 New York City, NY, UT GO Bonds (Series B), 7.50%
             (Original Issue Yield: 7.60%), 2/1/2001                            BBB+      1,961,838
   1,000,000 New York State Dormitory Authority, Mental Health
             Services Facilities Improvement Revenue Bonds (Series A),
             5.00% (Original Issue Yield: 5.05%), 2/15/2002                      A-       1,022,590
     500,000 New York State Dormitory Authority, Revenue Bonds,
             5.10% (Nyack Hospital), 7/1/1998                                    NR         502,085
               Total                                                                      5,538,633
             NORTH CAROLINA--2.8%
   1,000,000 North Carolina Eastern Municipal Power Agency, Power
             System Refunding Revenue Bonds (Series 1996A), 5.10%,
             1/1/2000                                                           BBB       1,012,600
   1,000,000 North Carolina Eastern Municipal Power Agency,
             Refunding Revenue Bonds (Series B), 5.375% (Original Issue
             Yield: 5.50%), 1/1/2001                                            BBB       1,023,210
               Total                                                                      2,035,810
             OHIO--6.7%
   1,550,000 Marion County, OH Hospital Authority, Hospital Refunding
             & Improvement Revenue Bonds (Series 1996), 5.50%
             (Community Hospital of Springfield), 5/15/2000                     BBB+      1,586,286
   1,235,000 Ohio Enterprise Bond Fund, (Series 1995-3) State Economic
             Development Revenue Bonds, 5.60% (Smith Steelite),
             12/1/2003                                                           A-       1,292,588

FEDERATED LIMITED TERM MUNICIPAL FUND

   PRINCIPAL                                                                   CREDIT
    AMOUNT                                                                    RATING*      VALUE
 LONG-TERM MUNICIPAL SECURITIES--CONTINUED
             OHIO--CONTINUED
 $ 2,000,000 Youngstown City School District, OH, Revenue Anticipation
             Note, 5.40%, 6/15/1998                                              NR   $   2,011,080
               Total                                                                      4,889,954
             PENNSYLVANIA--8.9%
   1,000,000 Allegheny County, PA Higher Education, Revenue Bonds,
             7.625% (La Roche College), 12/1/2006                                NR       1,002,350
     615,000 Clarion County, PA Hospital Authority, Revenue Refunding
             Bonds, Series 1997, 4.75% (Clarion County Hospital)/
             (Original Issue Yield: 4.85%), 7/1/2001                            BBB-        613,868
     850,000 Clarion County, PA Hospital Authority, Revenue Refunding
             Bonds, Series 1997, 5.00% (Clarion County Hospital),
             7/1/2002                                                           BBB-        853,247
     955,000 Hazleton, PA Health Services Authority, Hospital Revenue
             Bonds (Series 1996), 5.40% (Hazleton-St. Joseph Medical
             Center), 7/1/2001                                                  BBB+        971,005
     195,000 Jeannette Health Services Authority, PA, Hospital Revenue
             Bonds (Series A of 1996), 4.85% (Jeannette District Memorial
             Hospital)/(Original Issue Yield: 4.95%), 11/1/2000                 BBB+        195,388
     155,000 Jeannette Health Services Authority, PA, Hospital Revenue
             Bonds (Series A of 1996), 5.05% (Jeannette District Memorial
             Hospital)/(Original Issue Yield: 5.15%), 11/1/2001                 BBB+        155,787
     220,000 Jeannette Health Services Authority, PA, Hospital Revenue
             Bonds (Series A of 1996), 5.15% (Jeannette District Memorial
             Hospital)/(Original Issue Yield: 5.30%), 11/1/2002                 BBB+        221,368
     595,000 Philadelphia, PA Hospitals & Higher Education Facilities
             Authority, Hospital Revenue Bonds (Series 1997), 5.00%
             (Jeanes Hospital, PA), 7/1/2000                                    BBB         602,539
     620,000 Philadelphia, PA Hospitals & Higher Education Facilities
             Authority, Hospital Revenue Bonds (Series 1997), 5.20%
             (Jeanes Hospital, PA), 7/1/2001                                    BBB         630,621

FEDERATED LIMITED TERM MUNICIPAL FUND

   PRINCIPAL                                                                   CREDIT
    AMOUNT                                                                    RATING*      VALUE
 LONG-TERM MUNICIPAL SECURITIES--CONTINUED
             PENNSYLVANIA--CONTINUED
 $           125,000 Philadelphia, PA Hospitals & Higher Education Facilities
             Authority, Hospital Revenue Bonds (Series B), 6.60% (Children's
             Seashore House, PA)/(Original Issue Yield:
             6.80%), 8/15/1998                                                   A-   $     127,256
   1,080,000 Scranton-Lackawanna, PA Health & Welfare Authority,
             Revenue Bonds (Series A), 6.35% (Allied Services
             Rehabilitation Hospitals, PA), 7/15/1999                            NR       1,100,585
               Total                                                                      6,474,014
             PUERTO RICO--2.8%
   2,000,000 Puerto Rico Municipal Finance Agency, Revenue Bonds
             (Series A), 5.00% (Original Issue Yield: 5.10%), 7/1/1998           A-       2,013,020
             RHODE ISLAND--5.7%
   3,885,000 Rhode Island State Student Loan Authority, Student Loan
             Revenue Refunding Bond, Series B, 6.75% (Original Issue
             Yield: 6.80%), 12/1/2001                                            NR       4,131,348
             SOUTH DAKOTA--4.8%
     215,000 South Dakota State Health & Educational Authority,
             Revenue Bonds, 5.50% (Huron Regional Medical Center,
             SD)/(Original Issue Yield: 5.75%), 4/1/1998                        BBB         215,381
     225,000 South Dakota State Health & Educational Authority,
             Revenue Bonds, 6.00% (Huron Regional Medical Center,
             SD), 4/1/1999                                                      BBB         227,689
   3,000,000 South Dakota Student Loan Finance Corp., (Series A)
             Student Loan Revenue Bonds, 5.85%, 8/1/2000                         A+       3,087,450
               Total                                                                      3,530,520
             TENNESSEE--1.7%
   1,200,000 Springfield, TN Health & Educational Facilities Board,
             Hospital Revenue Bonds, 7.50% (Jesse Holman Jones
             Hospital Project), 4/1/2000                                         NR       1,235,712

FEDERATED LIMITED TERM MUNICIPAL FUND

   PRINCIPAL                                                                   CREDIT
    AMOUNT                                                                    RATING*      VALUE
 LONG-TERM MUNICIPAL SECURITIES--CONTINUED
             TEXAS--6.4%
 $ 1,800,000 Brazos River Authority, TX, Revenue Refunding Bonds
             (Series B), 8.25% (Houston Light & Power Co.)/(Original
             Issue Yield: 8.343%), 5/1/2015                                      A-   $   1,864,062
     800,000 Greenville, TX Industrial Development Corp., Airport
             Revenue Refunding Bonds, Series 1996, 4.75% (Raytheon/
             E-Systems, Inc.), 8/1/1998                                          NR         803,712
   1,000,000 Greenville, TX Industrial Development Corp., Airport
             Revenue Refunding Bonds, Series 1996, 5.15% (Raytheon/
             E-Systems, Inc.), 8/1/2000                                          NR       1,016,400
   1,000,000 Northeast Hospital Authority, TX, Hospital Revenue
             Refunding Bonds (Series 1997), 5.25% (Northeast Medical
             Center Hospital), 5/15/1999                                        BBB       1,014,170
               Total                                                                      4,698,344
             UTAH--1.4%
   1,000,000 Davis County, Utah Solid Waste Management & Energy
             Recovery Special Service Dist., Refunding Revenue Bonds,
             5.30% (Original Issue Yield: 5.40%), 6/15/1999                     BBB+      1,010,640
             VIRGINIA--6.4%
   2,150,000 King George County IDA, VA, Lease Revenue Notes
             (Series 1995A), 4.875% (King George County Elementary
             School)/(Original Issue Yield: 5.05%), 8/1/1998                     NR       2,151,656
     255,000 Prince William County, VA IDA, Hospital Revenue Bonds,
             6.00% (Potomac Hospital Corp., VA), 10/1/1998                       NR         259,062
     255,000 Prince William County, VA IDA, Hospital Revenue Bonds,
             6.10% (Potomac Hospital Corp., VA), 10/1/1999                       NR         263,186
   2,000,000 Virginia State Housing Development Authority,
             Commonwealth Mortgage Revenue Bonds (Series G-2),
             5.40%, 1/1/1998                                                    AA+       2,002,860
               Total                                                                      4,676,764
               TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $68,739,393)                  68,583,646

FEDERATED LIMITED TERM MUNICIPAL FUND

   PRINCIPAL                                                                   CREDIT
    AMOUNT                                                                    RATING*      VALUE
 SHORT-TERM MUNICIPAL SECURITIES--4.5%
 HAWAII--4.5%
 $ 3,300,000 Hawaii St. Department of Budget & Finance, (Series 1988)
             Weekly VRDNs (G. N. Wilcox Memorial Hospital)/
             (Fuji Bank, Ltd., Tokyo LOC) (AT AMORTIZED COST)                    NR   $   3,300,000
               TOTAL INVESTMENTS (IDENTIFIED COST $72,039,393)(A)                     $  71,883,646

(a) The cost of investments for federal tax purposes amounts to $72,199,393. The net unrealized depreciation of investments on a federal tax basis amounts to $315,747 which is comprised of $950,920 appreciation and $1,266,667 depreciation at November 30, 1997.

(b) Non-income producing.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets ($73,219,723) at November 30, 1997.

The following acronyms are used throughout this portfolio:

COL --Collateralized
FHA --Federal Housing Administration
FHA/VA --Federal Housing Administration/Veterans Administration GNMA --Government National Mortgage Association GO --General Obligation GTD --Guaranty HFA --Housing Finance Authority IDA --Industrial Development Authority IFA --Industrial Finance Authority INS --Insured LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance PCR --Pollution Control Revenue SFM --Single Family Mortgage UT --Unlimited Tax VRDNs --Variable Rate Demand Notes

MASSACHUSETTS IFA, SOLID WASTE DISPOSAL SR. LIEN REVENUE BONDS (SERIES A), 8.00% (MASSACHUSETTS RECYCLING ASSOCIATION), 8/1/99

There are $173 million face amount of these Senior Lien Revenue Bonds currently outstanding. On August 12, 1997, the obligor filed a petition for relief under Chapter 11 of the Federal Bankruptcy Code. On September 30, 1997, the Bankruptcy Court approved the terms of a settlement under which a new owner would acquire the facility subject to a portion of the Senior Lien Revenue Bonds. The new owner entered into a 15-year lease guaranteed by the company that built the facility on October 31, 1997. The settlement also anticipates that the Senior Lien Revenue Bonds may be replaced with refunding bonds in the face amount of $56.3 million by July 31, 1998. The Senior Lien Revenue Bonds will not produce any income until exchanged for such refunding bonds.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997

 ASSETS:
 Total investments in securities, at value (identified cost
 $72,039,393; and tax cost $72,199,393)                                                $ 71,883,646

 Cash                                                                                        74,941
 Income receivable                                                                        1,262,409
 Receivable for investments sold                                                             55,000
 Receivable for shares sold                                                                  18,313
 Deferred organizational costs                                                               52,898
 Deferred expenses                                                                           29,496
    Total assets                                                                         73,376,703
 LIABILITIES:
 Payable for shares redeemed                                                 $28,860
 Income distribution payable                                                  88,287
 Accrued expenses                                                             39,833
    Total liabilities                                                                       156,980
 NET ASSETS for 7,483,164 shares outstanding                                           $ 73,219,723
 NET ASSETS CONSIST OF:
 Paid in capital                                                                       $ 75,790,018
 Net unrealized depreciation of investments                                                (155,747)
 Accumulated net realized loss on investments                                            (2,361,215)
 Distributions in excess of net investment income                                           (53,333)
    Total Net Assets                                                                   $ 73,219,723
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS F SHARES:
 Net Asset Value Per Share ($20,298,281 / 2,074,562 shares outstanding)                       $9.78
 Offering Price Per Share (100/100 of $9.78)*                                                 $9.78
 Redemption Proceeds Per Share (99/100 of $9.78)**                                            $9.68
 CLASS A SHARES:
 Net Asset Value Per Share ($52,921,442 / 5,408,602 shares outstanding)                       $9.78
 Offering Price Per Share (100/99 of $9.78)*                                                  $9.88
 Redemption Proceeds Per Share (100/100 of $9.78)**                                           $9.78

* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997

 INVESTMENT INCOME:
 Interest                                                                             $   4,224,553
 EXPENSES:
 Investment advisory fee                                               $  333,392
 Administrative personnel and services fee                                155,000
 Custodian fees                                                            19,207
 Transfer and dividend disbursing agent fees and expenses                  49,168
 Directors'/Trustees' fees                                                  5,572
 Auditing fees                                                             14,794
 Legal fees                                                                 4,167
 Portfolio accounting fees                                                 70,129
 Distribution services fee--Class F Shares                                 35,943
 Distribution services fee--Class A Shares                                148,502
 Shareholder services fee--Class F Shares                                  59,905
 Shareholder services fee--Class A Shares                                 148,502
 Share registration costs                                                  17,591
 Printing and postage                                                      27,744
 Insurance premiums                                                         4,273
 Taxes                                                                      4,447
 Miscellaneous                                                             24,523
     Total expenses                                                     1,122,859
 Waivers and reimbursements--
     Waiver of investment advisory fee                     $ (333,392)
     Waiver of distribution services fee--Class F Shares      (35,943)
     Reimbursement of other operating expenses                (67,616)
         Total waivers and reimbursements                               (436,951)
                Net expenses                                                                685,908
                 Net investment income                                                    3,538,645
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                            39,808
 Net change in unrealized depreciation of investments                                       (13,463)
     Net realized and unrealized gain (loss) on investments                                  26,345
         Change in net assets resulting from operations                                 $  3,564,990

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED NOVEMBER 30,
                                                                     1997                1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                        $     3,538,645       $     4,024,297
 Net realized gain on investments ($39,808 and $25,072,
 respectively, as computed for federal tax purposes)                   39,808                25,072
 Net change in unrealized depreciation                                (13,463)             (809,590)
  Change in net assets resulting from operations                    3,564,990             3,239,779
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class F Shares                                                   (1,064,074)           (1,253,244)
  Class A Shares                                                   (2,474,571)           (2,771,053)
 Distributions in excess of net investment income
  Class F Shares                                                           --               (15,956)
  Class A Shares                                                           --               (37,377)
  Change in net assets resulting from distributions to             (3,538,645)           (4,077,630)
  shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                      48,505,545            55,986,867
 Net asset value of shares issued to shareholders in payment
 of distributions declared                                          2,377,856             2,751,888
 Cost of shares redeemed                                          (77,560,411)          (49,651,826)
  Change in net assets resulting from share transactions          (26,677,010)            9,086,929
  Change in net assets                                            (26,650,665)            8,249,078
 NET ASSETS:
 Beginning of period                                               99,870,388            91,621,310
 End of period                                                 $   73,219,723       $    99,870,388

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          YEAR ENDED NOVEMBER 30,
                                                             1997      1996       1995        1994      1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                        $ 9.76     $ 9.85      $ 9.49       $10.02     $10.00
  Net investment income                                        0.41       0.40        0.46         0.43       0.10
  Net realized and unrealized gain (loss) on investments       0.02      (0.08)       0.36        (0.53)      0.02
  Total from investment operations                             0.43       0.32        0.82        (0.10)      0.12
 LESS DISTRIBUTIONS
  Distributions from net investment income                    (0.41)     (0.40)      (0.46)       (0.43)      (0.10)
  Distributions in excess of net investment income               --      (0.01)(b)         --       --          --
  Total distributions                                         (0.41)     (0.41)      (0.46)       (0.43)      (0.10)
 NET ASSET VALUE, END OF PERIOD                              $ 9.78     $ 9.76      $ 9.85       $ 9.49      $10.02
 TOTAL RETURN(C)                                               4.45%      3.34%       8.67%       (0.95%)      1.20%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     0.90%      0.81%       0.68%        0.63%       0.50%*
  Net investment income                                        4.17%      4.14%       4.72%        4.33%       4.30%*
  Expense waiver/reimbursement(d)                              0.48%      0.54%       1.03%        0.94%       1.71%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                   $52,921    $73,570     $65,179      $32,644      $13,694
  Portfolio turnover                                            33%        49%         47%         135%            0%

* Computed on an annualized basis.

(a) Reflects operations for the period from September 1, 1993 (date of initial public offering) to November 30, 1993.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
FINANCIAL HIGHLIGHTS--CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                YEAR ENDED NOVEMBER 30,
                                                               1997      1996        1995        1994       1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                        $ 9.76     $ 9.85       $ 9.49      $10.02      $10.00
  Net investment income                                        0.43       0.43         0.47        0.45        0.11
  Net realized and unrealized gain (loss) on investments       0.02      (0.08)        0.36       (0.53)       0.02
  Total from investment operations                             0.45       0.35         0.83       (0.08)       0.13
 LESS DISTRIBUTIONS
  Distributions from net investment income                    (0.43)     (0.43)       (0.47)      (0.45)      (0.11)
  Distributions in excess of net investment income               --      (0.01)(b)      --          --          --
  Total distributions                                         (0.43)     (0.44)       (0.47)      (0.45)      (0.11)
 NET ASSET VALUE, END OF PERIOD                              $ 9.78     $ 9.76       $ 9.85      $ 9.49      $10.02
 TOTAL RETURN(C)                                               4.71%      3.60%        8.86%      (0.75%)      1.26%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     0.65%      0.56%        0.49%       0.44%       0.25%*
  Net investment income                                        4.42%      4.40%        4.91%       4.57%       4.79%*
  Expense waiver/reimbursement(d)                              0.63%      0.69%        1.12%       0.94%       1.86%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                   $20,298    $26,300      $26,442     $12,804       $3,307
  Portfolio turnover                                            33%        49%          47%        135%           0%

* Computed on an annualized basis.

(a) Reflects operations for the period from September 1, 1993 (date of initial public offering) to November 30, 1993.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

1. ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Limited Term Municipal Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Class F Shares and Class A Shares. The investment objective of the fund is to provide a high level of current income which is exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) consistent with the preservation of principal.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-- Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES-- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At November 30, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $2,361,215, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR     EXPIRATION AMOUNT
 2002                  $1,922,206
 2003                     439,009

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES-- The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1997, par value shares ($0.001 per share) authorized were as follows:

                                NUMBER OF PAR VALUE
 CLASS NAME                    CAPITAL STOCK AUTHORIZED
 Class A                            1,000,000,000
 Class F                            1,000,000,000
  Total shares authorized           2,000,000,000

Transactions in capital stock were as follows:

                             YEAR ENDED NOVEMBER 30,
                                    1997 1996
 CLASS A SHARES                               SHARES           AMOUNT         SHARES          AMOUNT
 Shares sold                                4,570,072    $   44,472,437      4,903,674    $   48,006,252
 Shares issued to shareholders in
 payment
 of distributions declared                    171,877         1,673,674        200,244         1,957,251
 Shares redeemed                           (6,867,445)      (66,808,856)    (4,185,345)      (41,018,299)
  Net change resulting from Class
  A Share transactions                     (2,125,496)   $  (20,662,745)       918,573    $    8,945,204

                             YEAR ENDED NOVEMBER 30,
                                    1997 1996
 CLASS F SHARES                               SHARES            AMOUNT        SHARES           AMOUNT
 Shares sold                                  413,737    $    4,033,108        812,884    $    7,980,615
 Shares issued to shareholders in payment
 of distributions declared                     72,297           704,182         81,282           794,637
 Shares redeemed                           (1,104,776)      (10,751,555)      (884,487)       (8,633,527)
  Net change resulting from Class F
  Share transactions                         (618,742)   $   (6,014,265)         9,679    $      141,725
   Net change resulting from
   share transactions                      (2,744,238)   $  (26,677,010)       928,252    $    9,086,929

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE-- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class F and Class A Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                            PERCENTAGE OF AVERAGE DAILY
 SHARE CLASS NAME               NET ASSETS OF CLASS
 Class A Shares                       0.25%
 Class F Shares                       0.15%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE-- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES-- Organizational and start-up administrative service expenses of $99,798 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1997, the Fund expensed $21,459 of organizational and start-up administrative service expenses.

INTERFUND TRANSACTIONS-- During the year ended November 30, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common
Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $30,652,315 and $35,054,684, respectively.

GENERAL-- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities for the year ended November 30, 1997, were as follows:

PURCHASES    $25,656,053
SALES        $49,426,722

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of FIXED INCOME SECURITIES, INC.
and the Shareholders of FEDERATED LIMITED TERM MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Limited Term Municipal Fund (a portfolio of Fixed Income Securities, Inc.) as of November 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1997 and 1996 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1997, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Limited Term Municipal Fund as of November 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
January 16, 1998

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

J. Crilley Kelly
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com


Cusip 338319502
Cusip 338319403
G00278-02 (1/98)

[Graphic]


[Graphic]

Federated Strategic Income Fund

3RD ANNUAL REPORT
NOVEMBER 30, 1997

ESTABLISHED 1994

[Graphic]

President's Message

Dear Fellow Shareholder:

Federated Strategic Income Fund was established in 1994, and I am pleased to present its third Annual Report, which covers the reporting period from December 1, 1996 through November 30, 1997. This fund offers shareholders income from three bond markets--domestic high-yield corporates, international and U.S. government securities. These three bond markets historically have little correlation to one another.

This report begins with an interview with the fund's portfolio manager, Joseph
M. Balestrino, Senior Vice President, Federated Advisers. Following his interview are three additional items of shareholder interest: a series of graphs showing investment performance, a complete listing of the fund's holdings, and its financial statements.

Federated Strategic Income Fund produces a generous monthly income through a widely diversified portfolio of bonds. The fund's managers shift the composition of the $423 million portfolio among key bond sectors. These sectors are not correlated, which means the risks and rewards do not occur at the same time. The bonds' price movements act, to some degree, independently, which has rewarded shareholders with very good total returns from bonds. The fund's sector allocation as of November 30, 1997 was 35% in U.S. high-quality bonds, 31% in domestic high-yield bonds, and 34% in international bonds.

In a much-improved U.S. bond market environment, your fund's ability to diversify among different market sectors resulted in a high level of income and competitive total return performance, as shown below by share class.*

                  TOTAL     INCOME      CAPITAL GAIN      NET ASSET VALUE
                 RETURN  DISTRIBUTIONS  DISTRIBUTIONS          CHANGE
 Class A Shares   8.33%     $0.87          $0.03     $10.47 to $10.41 = (0.6%)
 Class B Shares   7.53%     $0.79          $0.03     $10.47 to $10.40 = (0.7%)
 Class C Shares   7.53%     $0.79          $0.03     $10.47 to $10.41 = (0.6%)
 Class F Shares   8.33%     $0.87          $0.03     $10.47 to $10.41 = (0.6%)

* Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 3.49%, 1.64%, 6.50%, and 6.18%, respectively.

Thank you for entrusting a portion of your wealth to this highly diversified approach to bond investing. Remember, reinvesting your monthly dividends is a convenient way to build your account and help your money grow through the benefit of compounding.

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1998


Investment Review
[Graphic]

Joseph M. Balestrino
Senior Vice President
Federated Advisers

[Shareholders' Note: This fund is co-managed by a team of portfolio managers, in addition to lead manager Joseph Balestrino, who are experts in key bond market sectors: U.S. government--Kathy Foody-Malus, Vice President, Federated Advisers; high-yield corporate bonds--Mark E. Durbiano, Senior Vice President, Federated Advisers; and international bonds--Robert Kowit, Vice President, Federated Global Research.]

[Graphic]

THE FUND'S FISCAL YEAR SAW MUCH IMPROVEMENT AMONG THE MAJOR BOND MARKETS IN WHICH THE FUND INVESTS--PARTICULARLY U.S. HIGH-QUALITY AND HIGH-YIELD CORPORATE ISSUES. WHAT IS THE FUND MANAGEMENT'S REVIEW OF THE 12-MONTH REPORTING PERIOD?

Overall, the environment for fixed-income securities was very positive over the past 12 months. The U.S. economy continued to move forward with an inflationary picture that surprised on the downside. As a result, a desirable combination of lower interest rates for longer dated maturities (10-30 years) and fundamental business improvement served to generate income and capital appreciation in the domestic high-quality and high-yield corporate sectors.

In the international bond markets, the general scenario was also positive but with considerable variability by region and currency. Both developed and emerging markets generated solid returns for the 12-month reporting period; however, significant disruptions occurred late in the fiscal year. During October 1997, currency and stock market crises started in Southeast Asia and quickly generated losses in Latin America. As the fiscal year came to a close, large-scale international lending packages were being negotiated, particularly in Korea.+

+ Foreign investing involves special risks, including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

[Graphic]

HOW DID FEDERATED STRATEGIC INCOME FUND PERFORM COMPARED TO THE OVERALL BOND MARKET?

The fund's Class A Shares posted a total return for the 12-month reporting period ended November 30, 1997 of 8.33%, based on net asset value. Income generated by the fund contributed to the total return. The fund's Class B, C, and F Shares achieved total returns of 7.53%, 7.53%, and 8.33%, respectively, based on net asset value.* These returns, though slightly impacted by a modest decline in net asset value of $0.06, $0.07, and $0.06, for Class A, B, and C Shares, respectively, were competitive with the 8.11% return of the Lipper Multi-Sector Income Funds Average.**

[Graphic]

DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE FUND'S ALLOCATIONS AMONG DOMESTIC HIGH-QUALITY, DOMESTIC HIGH-YIELD AND INTERNATIONAL BONDS? HOW DID THE ALLOCATIONS STAND AS OF NOVEMBER 30, 1997?

We made no significant changes to sector allocation in recent months. Rather, we remained focused on keeping the steady new cash flow fully invested to provide shareholders with generous income. On November 30, 1997, the fund's sector allocation was 35% in domestic high-quality, 31% in domestic high-yield, and 34% in international bonds issues.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 3.49%, 1.64%, 6.50%, and 6.18%, respectively.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services as falling into the category indicated. Lipper returns do not reflect any sales charges.

[Graphic]

AS WE LEAVE WHAT HAS BEEN A RELATIVELY GOOD YEAR FOR BONDS, WHAT IS MANAGEMENT'S OUTLOOK FOR THE FUND'S THREE SECTORS?

As we look out into 1998, the risk/reward trade-off varies greatly between the three sectors. U.S. high-quality bonds should continue to benefit from moderate growth and inflation. In addition, any slowing effect on the U.S. economy due to Asian economic problems should also serve U.S. government bond investors very well. In the U.S. high-yield corporate market, the key is continuing economic growth and the earnings outlook. A low growth/low inflation scenario is positive for high-yield securities as long as the economy continues to move forward. In the international sector, specific regional problems have had the effect of relatively dragging down other healthy markets. Thus, some international bond sectors appear undervalued at this point.

In summary, as the new fiscal year starts, the fund's managers have slightly increased the fund's allocation to the international markets and decreased the high-yield sector modestly. The fund, however, remains highly diversified and, in combination, provides shareholders with a very attractive income stream without being overly concentrated in any one sector.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED STRATEGIC INCOME FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $4,000 IN THE CLASS A SHARES OF FEDERATED STRATEGIC INCOME FUND ON 5/4/94, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $5,448 ON 11/30/97. YOU WOULD HAVE EARNED A 9.03%* AVERAGE ANNUAL TOTAL RETURN FOR THE 3-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distri-butions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/97, the Class A Shares' average annual 1-year and since-inception (5/4/94) total returns were 3.50% and 8.95%, respectively. Class B Shares' average annual 1-year and since-inception (7/27/95) total returns were 1.75% and 9.05%, respectively. Class C Shares' average annual 1-year and since-inception (5/2/94) total returns were 6.53% and 9.50%, respectively. Class F Shares' average annual 1-year and since-inception (5/10/94) total returns were 6.31% and 9.56%, respectively.**

[Graphic representation A9 omitted. See Appendix.]

* Total returns represent the change in the value of an investment after reinvesting all income and capital gains, and take into account the 4.5% sales charge for Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total returns stated take into account the 4.5% sales charge for Class A Shares, the 5.5% contingent deferred sales charge for Class B Shares, the 1% contingent deferred sales charge for Class C Shares, and the 1% sales charge and 1% contingent deferred sales charge for Class F Shares.

FEDERATED STRATEGIC INCOME FUND

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 4 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $4,735.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Strategic Income Fund on 5/4/94, reinvested your dividends and capital gains and didn't redeem any shares, you would have invested only $4,000, but your account would have reached a total value of $4,735* by 11/30/97. You would have earned an average annual total return of 8.48%.

A practical investment plan helps you pursue a high level of income by investing in high-quality debt securities invested in the United States and around the world. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation A10 omitted. See Appendix.]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels. The chart assumes that the subsequent annual investments are made on the last day of each anniversary month.

FEDERATED STRATEGIC INCOME FUND

(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND (CLASS A
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Strategic Income Fund (Class A Shares) (the "Fund") from May 4, 1994 (start of performance) to November 30, 1997, compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)+ and the Lipper
Multi-Sector Income Funds Average (LMSIFA).++

[Graphic representation A11 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The fund's performance assumes the reinvestment of all dividends and distributions. The LBG/CBI and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. This index is unmanaged.

++ The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED STRATEGIC INCOME FUND

(CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND (CLASS B
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Strategic Income Fund (Class B Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 1997, compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)+ and the Lipper
Multi-Sector Income Funds Average (LMSIFA).++

[Graphic representation A12 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the fund. The ending value of the fund reflects a 4.00% contingent deferred sales charge on any redemption less than 3 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1 year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The LBG/CBI and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. This index is unmanaged.

++ The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED STRATEGIC INCOME FUND

(CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND (CLASS C
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Strategic Income Fund (Class C Shares) (the "Fund") from May 2, 1994 (start of performance) to November 30, 1997, compared to the Lehman Brothers Government/ Corporate Bond Index (LBG/CBI)+ and the Lipper
Multi-Sector Income Funds Average (LMSIFA).++

[Graphic representation A13 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than 1 year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The LBG/CBI and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. This index is unmanaged.

++ The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED STRATEGIC INCOME FUND

(CLASS F SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND (CLASS F
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Strategic Income Fund (Class F Shares) (the "Fund") from May 10, 1994 (start of performance) to November 30, 1997, compared to the Lehman Brothers Government/ Corporate Bond Index (LBG/CBI)+ and the Lipper
Multi-Sector Income Funds Average (LMSIFA).++

[Graphic representation A14 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The LBG/CBI and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. This index is unmanaged.

++ The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED STRATEGIC INCOME FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--40.2%
                   AEROSPACE & DEFENSE--0.1%
 $        375,000  Tracor, Inc., Sr. Sub. Note, 8.50%, 3/1/2007                                  $       376,875
                   AUTOMOTIVE--0.7%
          225,000  Aftermarket Technology Co., Sr. Sub. Note, Series B, 12.00%, 8/1/2004                 250,875
          155,000  Aftermarket Technology Co., Sr. Sub. Note, Series D, 12.00%,
                   8/1/2004                                                                              172,825
          500,000  Arvin Industries, Inc., 9.50%, 2/1/2027                                               558,690
          825,000  Collins & Aikman Products Co., Sr. Sub. Note, 11.50%, 4/15/2006                       936,375
          325,000  Exide Corp., Sr. Note, 10.00%, 4/15/2005                                              342,875
          200,000  Lear Corp., Sub. Note, 9.50%, 7/15/2006                                               218,750
          250,000  Lear Seating Corp., Sub. Note, 8.25%, 2/1/2002                                        253,750
          250,000  Oxford Automotive, Inc., Sr. Sub. Note, 10.125%, 6/15/2007                            261,875
                    Total                                                                              2,996,015
                   BANKING--0.7%
        1,400,000  First Nationwide Holdings, Inc., Sr. Sub. Note, 10.625%, 10/1/2003                  1,564,500
          250,000  First Nationwide Holdings, Inc., Sr. Sub. Note, 9.125%, 1/15/2003                     260,000
        1,000,000  FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005                                1,029,300
                    Total                                                                              2,853,800
                   BEVERAGE & TOBACCO--0.5%
          500,000  Dimon, Inc., Sr. Note, 8.875%, 6/1/2006                                               531,250
          300,000  Dr. Pepper Bottling Holdings Co., Sr. Disc. Note, 0/11.625%,
                   2/15/2003                                                                             309,360
        1,000,000  Philip Morris Cos., Inc., Deb., 7.75%, 1/15/2027                                    1,060,970
                    Total                                                                              1,901,580
                   BROADCAST RADIO & TV--2.5%
          700,000 (b)ACME Television, LLC, Sr. Disc. Note, 0/10.875%, 9/30/2004                          514,500
          350,000  Capstar Broadcasting Partners, Inc., Sr. Sub. Note, 9.25%, 7/1/2007                   360,062
          750,000  Chancellor Media Corp., Sr. Sub. Note, 9.375%, 10/1/2004                              783,750

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--CONTINUED
                   BROADCAST RADIO & TV--CONTINUED
 $      1,125,000 (b)Fox/Liberty Networks, LLC, Sr. Disc. Note, 0/9.75%, 8/15/2007               $       705,938
          375,000 (b)Fox/Liberty Networks, LLC, Sr. Note, 8.875%, 8/15/2007                              372,188
        1,050,000  Heritage Media Corp., Sr. Sub. Note, 8.75%, 2/15/2006                               1,113,000
          550,000  Katz Media Corp., Sr. Sub. Note, 10.50%, 1/15/2007                                    595,375
          600,000  Lamar Advertising Co., Sr. Sub. Note, 9.625%, 12/1/2006                               639,000
          850,000  Outdoor Systems, Inc., Sr. Sub. Note, 8.875%, 6/15/2007                               884,000
        1,250,000  SCI Television, Inc., Sr. Secd. Note, 11.00%, 6/30/2005                             1,302,238
          500,000  SFX Broadcasting, Inc., Sr. Sub. Note, Series B, 10.75%, 5/15/2006                    547,500
          900,000  Sinclair Broadcast Group, Inc., Sr. Sub. Note, 10.00%, 9/30/2005                      954,000
          500,000  Sinclair Broadcast Group, Inc., Sr. Sub. Note, 9.00%, 7/15/2007                       506,250
          600,000  Sullivan Broadcast Holdings Inc., Sr. Sub. Note, 10.25%, 12/15/2005                   642,000
          550,000  Young Broadcasting, Inc., Sr. Sub. Note, Series B, 9.00%, 1/15/2006                   547,250
                    Total                                                                             10,467,051
                   BUILDING & DEVELOPMENT--0.3%
          400,000  American Builders & Contractors Supply Co., Inc., Sr. Sub. Note,
                   Series B, 10.625%, 5/15/2007                                                          416,500
          400,000  Building Materials Corp. of America, Sr. Note, Series B, 8.625%,
                   12/15/2006                                                                            404,000
          325,000  Collins & Aikman Floorcoverings, Inc., Sr. Sub. Note, 10.00%,
                   1/15/2007                                                                             337,187
                    Total                                                                              1,157,687
                   BUSINESS EQUIPMENT & SERVICES--0.5%
          650,000 (b)Dialog Corp. PLC, Sr. Sub. Note, 11.00%, 11/15/2007                                 664,625
          350,000 (b)Electronic Retailing Systems International, Inc., Sr. Disc. Note,
                   0/13.25%, 2/1/2004                                                                    243,250
          293,000  Knoll Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                         328,160
          500,000  Outsourcing Solutions, Inc., Sr. Sub. Note, 11.00%, 11/1/2006                         560,000
          400,000  United Stationers Supply Co., Sr. Sub. Note, 12.75%, 5/1/2005                         457,000
                    Total                                                                              2,253,035

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--CONTINUED
                   CABLE TELEVISION--4.5%
 $        275,000  Australis Media Ltd., Unit Senior Sec'd. Discount Note, 0/15.75%,
                   5/15/2003                                                                     $        68,750
          100,000  Bell Cablemedia PLC, Sr. Disc. Note, 0/11.875%, 9/15/2005                              87,750
          400,000  Bell Cablemedia PLC, Sr. Disc. Note, 0/11.95%, 7/15/2004                              375,500
          100,000  CF Cable TV, Inc., Sr. Secd. 2nd Priority Note, 11.625%, 2/15/2005                    114,000
          400,000  Cablevision Systems Corp., Sr. Sub. Deb., 9.875%, 2/15/2013                           436,000
          825,000  Cablevision Systems Corp., Sr. Sub. Note, 9.25%, 11/1/2005                            872,437
          100,000  Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006                           108,750
          200,000  Charter Communications Holdings, Inc., Sr. Disc. Note, 0/14.00%,
                   3/15/2007                                                                             153,000
          500,000  Charter Communications Southeast, L.P., Sr. Note, 11.25%,
                   3/15/2006                                                                             557,500
        1,000,000  Comcast Corp., Note, 8.50%, 5/1/2027                                                1,157,070
          250,000  Comcast Corp., Sr. Sub. Deb., 10.625%, 7/15/2012                                      310,625
          600,000  Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005                                       646,500
          675,000  Comcast UK Cable, Senior Discount Deb., 0/11.20%, 11/15/2007                          540,000
        1,500,000  Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                  1,782,975
        1,425,000  Diamond Cable Communications PLC, Sr. Disc. Note, 0/10.75%,
                   2/15/2007                                                                             947,625
          350,000  Diamond Cable Communications PLC, Sr. Disc. Note, 0/11.75%,
                   12/15/2005                                                                            266,875
        1,525,000  EchoStar Satellite Broadcasting Corp., Sr. Disc. Note, 0/13.125%,
                   3/15/2004                                                                           1,273,375
          625,000 (b)FrontierVision Holdings, L.P., 0/11.875%, 9/15/2007                                 435,938
        1,675,000  International Cabletel, Inc., Sr. Defd. Cpn. Note, Series B, 0/11.50%,
                   2/1/2006                                                                            1,285,563
          100,000  International Cabletel, Inc., Sr. Defd. Cpn. Note, Series A, 0/12.75%,
                   4/15/2005                                                                              82,500
          550,000  Le Groupe Videotron Ltee, Sr. Note, 10.625%, 2/15/2005                                613,250

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--CONTINUED
                   CABLE TELEVISION--CONTINUED
 $        650,000  Lenfest Communications Inc., Sr. Note, 8.375%, 11/1/2005                      $       655,688
          300,000 (b)Pegasus Communications Corp., Sr. Note, 9.625%, 10/15/2005                          301,500
          300,000  Pegasus Media, Note, Series B, 12.50%, 7/1/2005                                       343,500
          250,000  Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
                   12/1/2007                                                                             273,750
          500,000  Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
                   3/15/2005                                                                             547,500
          650,000  Rogers Cablesystems Ltd., Sr. Sub. Gtd. Note, 11.00%, 12/1/2015                       731,250
        1,500,000  TKR Cable, Inc., 10.50%, 10/30/2007                                                 1,669,200
        2,400,000  TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                   1,842,000
          975,000  UIH Australia/Pacific, Sr. Disc. Note, Series B, 0/14.00%, 5/15/2006                  638,625
                    Total                                                                             19,118,996
                   CHEMICALS & PLASTICS--1.3%
          450,000  Buckeye Cellulose Corp., Sr. Sub. Note, 8.50%, 12/15/2005                             459,000
          550,000  Buckeye Cellulose Corp., Sr. Sub. Note, 9.25%, 9/15/2008                              583,000
          200,000  Crain Industries, Inc., Sr. Sub. Note, 13.50%, 8/15/2005                              227,000
          700,000  Harris Chemical North America, Inc., Sr. Note, 10.25%, 7/15/2001                      731,500
          500,000  ISP Holding, Inc., Sr. Note, Series B, 9.00%, 10/15/2003                              521,250
           42,000  ISP Holding, Inc., Sr. Note, Series B, 9.75%, 2/15/2002                                44,467
          950,000  Polymer Group, Inc., Sr. Sub. Note, Series B, 9.00%, 7/1/2007                         935,750
          500,000  RBX Corp., Sr. Sub. Note, Series B, 11.25%, 10/15/2005                                430,000
        1,250,000 (b)Reliance Industries Ltd., Bond, 8.25%, 1/15/2027                                  1,153,950
          675,000  Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 0/13.50%,
                   8/15/2008                                                                             462,375
          100,000  Uniroyal Technology Corp., Sr. Secd. Note, 11.75%, 6/1/2003                           103,500
                    Total                                                                              5,651,792
                   CLOTHING & TEXTILES--0.9%
          425,000 (b)Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007                                     442,000
          300,000  GFSI, Inc., Sr. Sub. Note, Series B, 9.625%, 3/1/2007                                 307,500

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--CONTINUED
                   CLOTHING & TEXTILES--CONTINUED
 $        575,000 (b)Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007                             $       623,875
          600,000  Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006                                    639,000
        1,600,000  WestPoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                          1,684,000
                    Total                                                                              3,696,375
                   CONSUMER PRODUCTS--1.1%
          500,000  American Safety Razor Co., Sr. Note, Series B, 9.875%, 8/1/2005                       527,500
           50,000  Herff Jones, Inc., Sr. Sub. Note, Series B, 11.00%, 8/15/2005                          54,500
           50,000  Hosiery Corp. of America, Inc., Sr. Sub. Note, 13.75%, 8/1/2002                        54,250
          350,000  ICON Fitness Corp., Sr. Disc. Note, Series B, 0/14.00%, 11/15/2006                    204,750
          100,000  ICON Health & Fitness, Inc., Sr. Sub. Note, Series B, 13.00%, 7/15/2002               112,500
          850,000 (b)NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007                                        839,375
          750,000  Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                       755,625
          250,000  Playtex Products, Inc., Sr. Note, Series B, 8.875%, 7/15/2004                         251,875
          425,000  Renaissance Cosmetics, Inc., Sr. Note, 11.75%, 2/15/2004                              401,625
           25,000  Revlon Consumer Products Corp., Note, 9.375%, 4/1/2001                                 25,844
          600,000  Revlon Consumer Products Corp., Sr. Sub. Note, Series B, 10.50%,
                   2/15/2003                                                                             636,750
          400,000  Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                         420,000
          425,000  Syratech Corp., Sr. Note, 11.00%, 4/15/2007                                           399,500
                    Total                                                                              4,684,094
                   CONTAINER & GLASS PRODUCTS--0.1%
          450,000  Plastic Containers, Inc., Sr. Secd. Note, 10.00%, Series B, 12/15/2006                479,250
                   ECOLOGICAL SERVICES & EQUIPMENT--0.6%
          650,000 (b)Allied Waste Industries, Inc., Sr. Disc. Note, 0/11.30%, 6/1/2007                   451,750
          850,000  Allied Waste North America, Inc., Sr. Sub. Note, Company
                   Guarantee, 10.25%, 12/1/2006                                                          930,750
          150,000  ICF Kaiser International, Inc., Sr. Sub. Note, 13.00%, 12/31/2003                     156,750
        1,000,000  Waste Management, Inc., Deb., 8.75%, 5/1/2018                                       1,125,910
                    Total                                                                              2,665,160

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--CONTINUED
                   EDUCATION--0.3%
 $      1,000,000  Boston University, Medium Term Note, Series A, 7.625%, 7/15/2097              $     1,079,138
                   ELECTRONICS--0.7%
          600,000  Advanced Micro Devices, Inc., Sr. Secd. Note, 11.00%, 8/1/2003                        638,250
        1,000,000  Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003                    1,051,070
          725,000  Fairchild Semiconductor Corp., Sr. Sub., 10.125%, 3/15/2007                           768,500
          500,000 (b)Viasystems, Inc., Sr. Sub. Note, 9.75%, 6/1/2007                                    518,750
                    Total                                                                              2,976,570
                   FINANCE--0.1%
          375,000  ContiFinancial Corp., Sr. Note, 8.375%, 8/15/2003                                     389,512
                   FINANCIAL INTERMEDIARIES--1.0%
        1,000,000  American General Corp., Deb., 9.625%, 2/1/2018                                      1,052,660
        1,000,000  Green Tree Financial Corp., Sr. Sub. Note, 10.25%, 6/1/2002                         1,148,550
        1,000,000  Lehman Brothers Holdings, Inc., Note, 8.50%, 5/1/2007                               1,110,680
        1,000,000  Morgan Stanley Group, Inc., Deb., 9.25%, 3/1/1998                                   1,009,180
                    Total                                                                              4,321,070
                   FOOD & DRUG RETAILERS--0.8%
          450,000  Carr-Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                           501,750
          250,000 (b)Community Distributors, Inc., Sr. Note, 10.25%, 10/15/2004                          256,250
          600,000  DiGiorgio Corp., Sr. Note, Series B, 10.00%, 6/15/2007                                591,000
          350,000 (b)Jitney-Jungle Stores of America, Inc., Sr. Sub. Note, 10.375%,
                   9/15/2007                                                                             366,188
        1,200,000  Ralph's Grocery Co., Sr. Note, Series B, 10.45%, 6/15/2004                          1,353,000
          200,000  Stater Brothers Holdings, Inc., Sr. Sub. Note, 9.00%, 7/1/2004                        209,000
                    Total                                                                              3,277,188
                   FOOD PRODUCTS--0.6%
          575,000  Aurora Foods, Inc., Sr. Sub. Note, Series B, 9.875%, 2/15/2007                        606,625
          450,000  Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                            497,250
          900,000  International Home Foods, Inc., Sr. Sub. Note, 10.375%, 11/1/2006                     985,500

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--CONTINUED
                   FOOD PRODUCTS--CONTINUED
 $        550,000  Van de Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                         $       613,250
                    Total                                                                              2,702,625
                   FOOD SERVICES--0.4%
          450,000 (b)AmeriServe Food Distribution, Inc., Sr. Note, 8.875%, 10/15/2006                    451,125
        1,300,000 (b)AmeriServe Food Distribution, Inc., Sr. Sub. Note, 10.125%,
                   7/15/2007                                                                           1,352,000
                    Total                                                                              1,803,125
                   FOREST PRODUCTS--1.4%
          200,000  Container Corp. of America, Sr. Note, Series A, 11.25%, 5/1/2004                      220,500
        1,250,000  Donohue Forest Products, 7.625%, 5/15/2007                                          1,324,362
          550,000  Four M Corp., Sr. Note, Series B, 12.00%, 6/1/2006                                    588,500
          250,000  Pope & Talbot, Inc., Deb. 8.375%, 6/1/2013                                            260,825
          225,000  Repap New Brunswick, 2nd Priority Sr. Secd. Note, 10.625%,
                   4/15/2005                                                                             217,125
        1,500,000  Repap Wisconsin, Inc., 2nd Priority Sr. Secd. Note, 9.875%, 5/1/2006                1,637,850
          400,000  S. D. Warren Co., Sr. Sub. Note, Series B, 12.00%, 12/15/2004                         448,000
          475,000  Stone Container Corp., Sr. Note, 11.50%, 10/1/2004                                    520,125
          450,000  Stone Container Corp., Sr. Note, 12.58%, 8/1/2016                                     497,250
                    Total                                                                              5,714,537
                   HEALTHCARE--1.0%
          800,000  Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                            894,000
          300,000  Genesis Health Ventures, Inc., Sr. Sub. Note, 9.25%, 10/1/2006                        305,250
          500,000  Genesis Health Ventures, Inc., Sr. Sub. Note, 9.75%, 6/15/2005                        520,000
          650,000  Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005                                    658,125
        1,175,000  Tenet Healthcare Corp., Sr. Sub. Note, 10.125%, 3/1/2005                            1,276,344
          500,000  Tenet Healthcare Corp., Sr. Sub. Note, 8.625%, 1/15/2007                              513,750
                    Total                                                                              4,167,469

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--CONTINUED
                   HOME PRODUCTS & FURNISHINGS--0.2%
 $        300,000  Falcon Building Products, Inc., Sr. Sub. Disc. Note, 0/10.50%,
                   6/15/2007                                                                     $       196,500
          200,000  Falcon Building Products, Inc., Sr. Sub. Note, Series B, 9.50%,
                   6/15/2007                                                                             204,000
          350,000 (b)Werner Enterprises, Inc., Sr. Sub. Note, 10.00%, 11/15/2007                         358,750
                    Total                                                                                759,250
                   HOTELS, MOTELS, INNS, & CASINOS--0.2%
          350,000 (b)CapStar Hotel Co., Sr. Sub. Note, 8.75%, 8/15/2007                                  359,187
          400,000  Courtyard by Marriott II LP, Sr. Note, Series B, 10.75%, 2/1/2008                     435,000
                    Total                                                                                794,187
                   INDUSTRIAL PRODUCTS & EQUIPMENT--2.0%
          625,000  Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007                                      660,937
          575,000  Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005                      646,875
          700,000  Continental Global Group, Inc., Sr. Note, Series B, 11.00%, 4/1/2007                  752,500
          150,000 (b)Elgin National Industries, Inc., Sr. Note, 11.00%, 11/1/2007                        154,125
          525,000  Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006                           570,937
        1,250,000  Figgie International Holdings, Inc., Sr. Note, 9.875%, 10/1/1999                    1,306,250
          325,000  Hawk Corp., Sr. Note, 10.25%, Series B, 12/1/2003                                     346,125
          350,000  International Knife & Saw, Inc., Sr. Sub. Note, 11.375%, 11/15/2006                   376,250
          275,000 (b)Johnstown America Industries, Inc., Sr. Sub. Note, Series B, 11.75%,
                   8/15/2005                                                                             301,813
          325,000  Johnstown America Industries, Inc., Sr. Sub. Note, 11.75%, 8/15/2005                  356,688
          575,000  MMI Products, Inc., Sr. Sub. Note, Series B, 11.25%, 4/15/2007                        621,000
          500,000  Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007                                        547,500
          125,000 (b)Roller Bearing Co. of America, Inc., Sr. Sub. Note, Series B, 9.625%,
                   6/15/2007                                                                             126,563
        1,000,000  Southdown, Inc., Sr. Sub. Note, Series B, 10.00%, 3/1/2006                          1,112,500
          475,000  Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003                                 491,625
                    Total                                                                              8,371,688

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--CONTINUED
                   INSURANCE--2.1%
 $        500,000  AFC Capital Trust, Bond, 8.207%, 2/3/2027                                     $       541,320
        1,000,000  Conseco, Inc., Sr. Note, 10.50%, 12/15/2004                                         1,200,780
          750,000  Delphi Funding LLC, Inc., Series A, 9.31%, 3/25/2027                                  814,995
          700,000  Delphi Financial Group, Inc., Note, 8.00%, 10/1/2003                                  735,378
        1,000,000 (b)Equitable Life, Note, 7.70%, 12/1/2015                                            1,069,940
        1,000,000 (b)Life Re Capital Trust I, 8.72%, 6/15/2027                                         1,056,080
        1,150,000  SunAmerica, Inc., Sr. Note, 9.00%, 1/15/1999                                        1,187,939
          500,000 (b)USF&G Corp., Series C, 8.312%, 7/1/2046                                             534,950
          500,000  USF&G Corp., Series B, Company Guarantee, 8.47%, 1/10/2027                            529,155
        1,000,000 (b)Union Central Life Insurance Co., Note, 8.20%, 11/1/2026                          1,075,470
                    Total                                                                              8,746,007
                   LEISURE & ENTERTAINMENT--1.5%
        1,775,000  AMF Bowling Worldwide, Inc., Sr. Sub. Disc. Note, Series B,
                   0/12.25%, 3/15/2006                                                                 1,384,500
          200,000  Cobblestone Golf Group, Inc., Sr. Note, Series B, 11.50%, 6/1/2003                    217,000
          150,000  KSL Recreation Group, Inc., Sr. Sub. Note, 10.25%, 5/1/2007                           159,750
          600,000 (b)Livent, Inc., Sr. Note, 9.375%, 10/15/2004                                          600,000
          400,000  Premier Parks, Inc., Sr. Note, Series A, 12.00%, 8/15/2003                            446,000
          175,000  Premier Parks, Inc., Sr. Note, 9.75%, 1/15/2007                                       187,250
        1,175,000  Six Flags Theme Parks, Sr. Sub. Disc. Note, Series A, 0/12.25%,
                   6/15/2005                                                                           1,245,500
        2,025,000  Viacom, Inc., Sub. Deb., 8.00%, 7/7/2006                                            2,025,000
                    Total                                                                              6,265,000
                   MACHINERY & EQUIPMENT--0.5%
          575,000  Alvey Systems, Inc., Sr. Sub. Note, 11.375%, 1/31/2003                                612,375
          750,000  Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006                           795,000
          425,000 (b)National Equipment Services, Inc., Sr. Sub. Note, 10.00%, 11/30/2004                418,625
          400,000  Tokheim Corp., Sr. Sub. Note, Series B, 11.50%, 8/1/2006                              454,000
                    Total                                                                              2,280,000

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--CONTINUED
                  METALS & MINING--0.5%
 $        350,000 (b)AEI Holding Co., Inc., Sr. Note, 10.00%, 11/15/2007                         $       357,875
          150,000 (b)Anker Coal Group, Inc., Sr. Note, 9.75%, 10/1/2007                                  153,000
          400,000  Echo Bay Mines Ltd., Jr. Sub. Deb., 11.00%, 4/1/2027                                  322,000
        1,000,000  Inco Ltd., Note, 9.60%, 6/15/2022                                                   1,142,480
          400,000  Royal Oak Mines, Inc., Sr. Sub. Note, Series B, 11.00%, 8/15/2006                     342,000
                    Total                                                                              2,317,355
                   MUNICIPAL SERVICES--0.5%
          750,000  Atlanta & Fulton County, GA Recreation Authority, Taxable
                   Revenue Bonds, Series 1997, 7.00% Bonds (Downtown Arena
                   Project)/(FSA INS), 12/1/2028                                                         743,430
          250,000  McKeesport, PA, Taxable GO Series B 1997, 7.30% Bonds
                   (MBIA INS), 3/1/2020                                                                  254,253
        1,000,000  Minneapolis/St. Paul, MN Airport Commission, UT GO Taxable
                   Revenue Bonds (Series 9), 8.95% Bonds (Minneapolis/St. Paul, MN),
                   1/1/2022                                                                            1,116,700
                    Total                                                                              2,114,383
                   OIL & GAS--1.8%
          975,000  Abraxas Petroleum Corp., Sr. Note, 11.50%, 11/1/2004                                1,061,531
        1,100,000  Clark Refining & Marketing Inc., Sr. Note, 10.50%, 12/1/2001                        1,134,375
          325,000  DI Industries, Inc., Sr. Note, 8.875%, 7/1/2007                                       336,375
          325,000 (b)Dailey Petroleum Services Corp., Sr. Note, 9.75%, 8/15/2007                         339,625
          100,000  Falcon Drilling Co., Inc., Sr. Note, Series B, 8.875%, 3/15/2003                      106,000
           50,000  Falcon Drilling Co., Inc., Sr. Note, Series B, 9.75%, 1/15/2001                        52,500
          300,000  Forcenergy Gas Exploration, Inc., Sr. Sub. Note, 8.50%, 2/15/2007                     303,000
          800,000  Forcenergy Gas Exploration, Inc., Sr. Sub. Note, 9.50%, 11/1/2006                     846,000
          250,000 (b)Petsec Energy, Inc., Sr. Sub. Note, 9.50%, 6/15/2007                                257,500
          500,000  Pride Petroleum Services, Inc., Sr. Note, 9.375%, 5/1/2007                            540,000
        1,000,000  Sun Co., Inc., 9.00%, 11/1/2024                                                     1,227,010
          750,000  United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                             813,750

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--CONTINUED
                  OIL & GAS--CONTINUED
 $        300,000 (b)United Refining Co., Sr. Note, 10.75%, 6/15/2007                            $       313,500
          275,000 (b)XCL, Ltd., Sr. Sec'd. Disc. Note, 13.50%, 5/1/2004                                  358,875
                    Total                                                                              7,690,041
                   PRINTING & PUBLISHING--1.3%
          750,000  Affiliated Newspaper Investments, Inc., Sr. Disc. Note, 0/13.25%,
                   7/1/2006                                                                              708,750
          250,000  Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                        281,250
          625,000 (b)Garden State Newspapers, Inc., Sr. Sub. Note, 8.75%, 10/1/2009                      615,625
          300,000  Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%,
                   2/1/2006                                                                              312,000
          275,000  Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%,
                   3/15/2007                                                                             286,000
          350,000  K-III Communications Corp., Senior Note, Series B, 8.50%, 2/1/2006                    362,485
        1,000,000  News America Holdings, Inc., Deb., 8.15%, 10/17/2036                                1,071,530
          375,000  Petersen Publishing Co., L.L.C., Sr. Sub. Note, 11.125%, 11/15/2006                   425,625
        1,500,000  Valassis Inserts, Inc., Sr. Sub. Note, 9.375%, 3/15/1999                            1,554,150
                    Total                                                                              5,617,415
                   REAL ESTATE--0.5%
        1,000,000  Price REIT, Inc., Sr. Note, 7.50%, 11/5/2006                                        1,044,810
          500,000  SUSA Partnership, L.P., 8.20%, 6/1/2017                                               548,090
          469,000  Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005                                    529,970
                    Total                                                                              2,122,870
                   RETAILERS--1.1%
          500,000  Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                                532,500
        1,000,000  Harcourt General, Inc., Sr. Deb., 7.20%, 8/1/2027                                   1,005,640
          400,000 (b)Leslie's Poolmart, Inc., Sr. Note, 10.375%, 7/15/2004                               413,000
        1,000,000  Penney (J.C.) Co., Inc., Deb., 7.65%, 8/15/2016                                     1,084,500
        1,500,000  Shopko Stores, Inc., 9.25%, 3/15/2022                                               1,773,615
                    Total                                                                              4,809,255

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--CONTINUED
                   SERVICES--0.4%
 $        100,000  Coinmach Corp., Sr. Note, Series B, 11.75%, 11/15/2005                        $       111,000
          500,000 (b)Coinmach Corp., Sr. Note, Series C, 11.75%, 11/15/2005                              555,000
          375,000  DecisionOne Corp., Sr. Sub. Note, 9.75%, 8/1/2007                                     386,250
          400,000  Intertek Finance PLC, Sr. Sub. Note, Series B, 10.25%, 11/1/2006                      422,000
          125,000  Ryder TRS, Inc., Sr. Sub. Note, 10.00%, 12/1/2006                                     125,000
                    Total                                                                              1,599,250
                   STEEL--0.7%
          325,000  Acme Metals, Inc., Sr. Secd. Disc. Note, 13.5%, 8/1/2004                              379,132
          300,000  Bayou Steel Corp., 1st Mtg. Note, 10.25%, 3/1/2001                                    308,250
          400,000  EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003                                        407,000
          150,000  GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                       165,750
          725,000  GS Technologies Operating Co., Inc., Sr. Note, 12.25%, 10/1/2005                      815,625
          600,000  Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006                                       651,000
                    Total                                                                              2,726,757
                   SURFACE TRANSPORTATION--1.5%
          125,000 (b)Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007                                  128,437
          450,000  AmeriTruck Distribution Corp., Sr. Sub. Note, Series B, 12.25%,
                   11/15/2005                                                                            474,750
          450,000  Chemical Leaman Corp., Sr. Note, 10.375%, 6/15/2005                                   470,250
          700,000  Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                                 770,875
          650,000  Statia Terminals International N.V., 1st Mtg. Note, Series B, 11.75%,
                   11/15/2003                                                                            689,000
        1,050,000  Stena AB, Sr. Note, 10.50%, 12/15/2005                                              1,148,438
          300,000  Stena AB, Sr. Note, 8.75%, 6/15/2007                                                  302,250
        1,500,000  Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004                        1,729,125
          450,000  Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                                        446,625
                    Total                                                                              6,159,750

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--CONTINUED
                   TELECOMMUNICATIONS & CELLULAR--4.5%
 $        725,000  American Communications Services, Inc., Sr. Disc. Note, 0/12.75%,
                   4/1/2006                                                                      $       518,375
          200,000 (b)American Communications Services, Inc., Sr. Note, 13.75%,
                   7/15/2007                                                                             229,000
          550,000  Arch Communications Group, Inc., Sr. Disc. Note, 0/10.875%,
                   3/15/2008                                                                             361,625
        1,250,000  Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/10.875%, 3/1/2006                  1,034,375
          375,000  Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/11.875%, 11/1/2006                   299,062
          725,000  Call-Net Enterprises, Inc., Sr. Disc. Note, 0/9.27%, 8/15/2007                        489,375
          750,000  Cellular Communications International, Inc., Sr. Disc. Note, 0%
                   8/15/2000                                                                             585,000
          400,000  Cellular Communications of Puerto Rico, Inc., Company
                   Guarantee, 10.00%, 2/1/2007                                                           397,000
          900,000  Comcast Cellular Holdings, Inc., Sr. Note, Series B, 9.50%, 5/1/2007                  940,500
          625,000 (b)Hermes Europe Railtel B.V., Sr. Note, 11.50%, 8/15/2007                             687,500
          250,000 (b)HighwayMaster Communications, Inc., Sr. Note, 13.75%, 9/15/2005                     248,750
        1,600,000  Intermedia Communications of Florida, Inc., Sr. Disc. Note,
                   0/12.50%, 5/15/2006                                                                 1,248,000
          300,000 (b)Intermedia Communications of Florida, Inc., Sr. Note, 8.875%,
                   11/1/2007                                                                             301,500
          750,000  McLeod, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007                                      521,250
          450,000 (b)McLeod, Inc., Sr. Note, 9.25%, 7/15/2007                                            459,000
          750,000 (b)MetroNet Communications, Sr. Disc. Note, 0/10.75%, 11/1/2007                        442,500
        1,300,000  Millicom International Cellular S. A., Sr. Sub. Disc. Note, 0/13.50%,
                   6/1/2006                                                                              949,000
          500,000 (b)NEXTEL Communications, Inc., Sr. Disc. Note, 0/10.65%,
                   9/15/2007                                                                             305,000
        1,150,000  NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                       997,625
        1,025,000  Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                             1,063,438

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
 U.S. CORPORATE BONDS--CONTINUED
                   TELECOMMUNICATIONS & CELLULAR--CONTINUED
 $        239,000  PanAmSat Corp., Sr. Sub. Note, 12.75%, 4/15/2005                              $       293,970
          125,000  PanAmSat, L.P., Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                              126,315
          200,000 (b)Qwest Communications International, Inc., Sr. Disc. Note, 0/9.47%,
                   10/15/2007                                                                            130,000
          975,000  Qwest Communications International, Inc., Sr. Note, 10.875%,
                   4/1/2007                                                                            1,087,125
          650,000 (b)RCN Corp., Sr. Disc. Note, 0/11.125%, 10/15/2007                                    380,250
          225,000 (b)Source Media, Inc., Sr. Secd. Note, 12.00%, 11/1/2004                               223,875
          550,000  Sygnet Wireless, Inc., Sr. Note, 11.50%, 10/1/2006                                    596,750
        1,800,000  Teleport Communications Group, Inc., Sr. Disc. Note, 0/11.125%,
                   7/1/2007                                                                            1,433,250
           75,000  Teleport Communications Group, Inc., Sr. Note, 9.875%, 7/1/2006                        82,875
          450,000 (b)Telesystem International Wireless, Inc., Sr. Disc. Note, 0/10.50%,
                   11/1/2007                                                                             247,500
          950,000 (b)Telesystem International Wireless, Inc., Sr. Disc. Note, 0/13.25%,
                   6/30/2007                                                                             586,625
          625,000 (b)Teligent, Inc., Sr. Note, 11.50%, 12/1/2007                                         628,125
          250,000  USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004                            246,250
          725,000  Vanguard Cellular Systems, Inc., Sr. Deb., 9.375%, 4/15/2006                          759,438
                    Total                                                                             18,900,223
                   UTILITIES--0.8%
          900,000  Cajun Electric Power, 9.52%, 3/15/2019                                                952,452
          250,000  CalEnergy Co., Inc., Sr. Note, 9.50%, 9/15/2006                                       273,750
        1,250,000  California Energy Co., Inc., Sr. Note, 10.25%, 1/15/2004                            1,356,250
          700,000  El Paso Electric Co., 1st Mtg. Note, Series E, 9.40%, 5/1/2011                        776,601
                    Total                                                                              3,359,053
                    TOTAL U.S. CORPORATE BONDS (IDENTIFIED COST $162,994,786)                        169,365,428

FEDERATED STRATEGIC INCOME FUND

      PRINCIPAL
       AMOUNT
     OR FOREIGN
      CURRENCY
     PAR AMOUNT                                                                                        VALUE
INTERNATIONAL BONDS--36.3%
 AUSTRALIAN DOLLAR--0.6%
                   PRINTING & PUBLISHING--0.0%
          150,000  News America Holdings, Inc., 8.625%, 2/7/2014                                 $       105,020
                   STATE/PROVINCIAL--0.6%
          580,000  Queensland Treasury, Deb., 10.50%, 5/15/2003                                          474,749
        2,000,000  Queensland Treasury, Local Gov't. Guarantee, 8.00%, 5/14/2003                       1,498,856
          550,000  Treasury Corp. of Victoria, Local Gov't. Guarantee, 10.25%,
                   11/15/2006                                                                            473,471
                    Total                                                                              2,447,076
                    TOTAL AUSTRALIAN DOLLAR                                                            2,552,096
 BRITISH POUND--0.9%
                    BANKING--0.1%
          300,000  Bank of Ireland, Sub., 9.75%, 3/21/2005                                               567,154
                   INSURANCE--0.1%
          300,000  Commercial Union PLC, Company Guarantee, 8.625%, 9/28/2005                            543,404
                   SOVEREIGN GOVERNMENT--0.7%
        1,300,000  United Kingdom Treasury, Foreign Gov't. Guarantee, 11.75%,
                   1/22/2007                                                                           2,656,641
                    TOTAL BRITISH POUND                                                                3,767,199
 CANADIAN DOLLAR--1.4%
                   BEVERAGE & TOBACCO--0.2%
        1,100,000  Molson Breweries, Unsub., 9.10%, 3/11/2013                                            973,554
                   FOREST PRODUCTS--0.2%
        1,150,000  Avenor, Inc., Deb., 10.85%, 11/30/2014                                              1,057,675
                   STATE/PROVINCIAL--0.2%
        1,000,000 (b)Metro Toronto, Deb., 7.40%, 9/27/2006                                               779,780

FEDERATED STRATEGIC INCOME FUND

      PRINCIPAL
       AMOUNT
     OR FOREIGN
      CURRENCY
     PAR AMOUNT                                                                                        VALUE
 INTERNATIONAL BONDS--CONTINUED
 CANADIAN DOLLAR--CONTINUED
                   TELECOMMUNICATIONS & CELLULAR
          500,000  Bell Canada, Deb., 8.80%, 8/17/2005                                           $       412,700
        5,280,000  Clearnet Communications, Sr. Disc. Note, 11.75%, 8/13/2007                          2,250,121
        1,500,000 (b)Microcell Telecommunications, Sr. Disc. Note, 0/11.125%, 10/15/2007                 537,087
                    Total                                                                              3,199,908
                    TOTAL CANADIAN DOLLAR                                                              6,010,917
 CZECH KORUNA--0.3%
                   SUPRANATIONAL--0.3%
       21,500,000  International Finance Corp., Sr. Unsub., 10.50%, 11/30/1998                           585,887
       17,500,000  International Bank of Reconstruction, Unsub., 13.75%, 9/18/1998                       491,867
                    TOTAL CZECH KORUNA                                                                 1,077,754
 DANISH KRONE--0.5%
                   FINANCIAL INTERMEDIARIES--0.3%
        4,675,000  Nykredit, Mtg. Bond, 8.00%, 10/1/2026                                                 725,376
        3,246,000  Unikredit Realkredit, Mtg. Bond, 8.00%, 10/1/2029                                     500,266
                    Total                                                                              1,225,642
                   SOVEREIGN--0.2%
        6,000,000  Kingdom of Denmark, Bond, 7.00%, 11/10/2024                                           956,886
                    TOTAL DANISH KRONE                                                                 2,182,528
 DEUTSCHE MARK--1.4%
                   FINANCE--0.2%
        1,500,000 (b)ITT Promedia, 9.125%, 9/15/2007                                                     882,478
                   SOVEREIGN--0.8%
        2,000,000  Bundesrepublic Deutschland, 6.00%, 7/4/2007                                         1,176,751
        3,800,000  Deutschland Republic, Deb., 6.25%, 1/4/2024                                         2,216,649
                    Total                                                                              3,393,400

FEDERATED STRATEGIC INCOME FUND

      PRINCIPAL
       AMOUNT
     OR FOREIGN
      CURRENCY
     PAR AMOUNT                                                                                        VALUE
 INTERNATIONAL BONDS--CONTINUED
 DEUTSCHE MARK--CONTINUED
                   SOVEREIGN GOVERNMENT--0.4%
        3,450,000  Romania, Bond, 7.75%, 6/17/2002                                               $     1,887,865
                    TOTAL DEUTSCHE MARK                                                                6,163,743
 GREEK DRACHMA--0.8%
                   SOVEREIGN--0.8%
      120,000,000  Hellenic Republic, 11.10%, 8/14/2003                                                  412,940
      120,000,000  Hellenic Republic, Bond, 11.00%, 10/23/2003                                           412,506
      375,000,000  Hellenic Republic, 13.1% Bond, 11/26/2003                                           1,287,998
      200,000,000  Hellenic Republic, Bond, 12.60%, 12/31/2003                                           679,558
      150,000,000  Hellenic Republic, Bond, 9.80%, 3/21/2000                                             487,980
                    TOTAL GREEK DRACHMA                                                                3,280,982
 HUNGARY FORINT--0.8%
                   SOVEREIGN--0.8%
      410,000,000  Hungary, Bond, 16.50%, 4/12/1999                                                    2,002,959
      300,000,000  Hungary, Bond, 24.00%, 3/21/1998                                                    1,519,448
                    TOTAL HUNGARY FORINT                                                               3,522,407
 INDONESIAN RUPIAH--0.4%
                   CONGLOMERATES--0.2%
    2,000,000,000  Dharmala Intiutama, 0%, 1/23/1998                                                     274,160
    2,000,000,000  Dharmala Intiutama, 16.00% accrual, 1/20/1998                                         274,160
      637,916,667  Dharmala Intiutama, Promissory Note, 25.56%, 2/20/1998                                 87,446
      450,000,000  Dharmala Intiutama, Promissory Note, 25.14%, 5/20/1998                                 61,686
      475,555,556  Dharmala Intiutama, Promissory Note, 24.55%, 8/20/1998                                 65,189
                    Total                                                                                762,641
                   FINANCE--0.1%
    1,000,000,000  Polysindo International Finance Co. BV, 17.60% accrual, 7/15/1998                     228,510

FEDERATED STRATEGIC INCOME FUND

      PRINCIPAL
       AMOUNT
     OR FOREIGN
      CURRENCY
     PAR AMOUNT                                                                                        VALUE
 INTERNATIONAL BONDS--CONTINUED
 INDONESIAN RUPIAH--CONTINUED
                   PAPER PRODUCTS--0.1%
    2,000,000,000  APP International Finance, 18.00% accrual, 3/11/1998                          $       508,200
                    TOTAL INDONESIAN RUPIAH                                                            1,499,351
 ITALIAN LIRA--0.4%
                   SOVEREIGN--0.4%
      750,000,000  Buoni Poliennali Del Tes, 10.00%, 8/1/2003                                            524,482
      650,000,000  Buoni Poliennali Del Tes, 7.75%, 11/1/2006                                            424,037
    1,400,000,000  Buoni Poliennali Del Tes, Deb., 10.50%, 7/15/1998                                     832,029
                    TOTAL ITALIAN LIRA                                                                 1,780,548
 MEXICAN PESO--1.0%
                   SOVEREIGN--1.0%
       22,250,000  Mexican Cetes, 10/22/1998                                                           2,266,041
       18,000,000  Mexican Cetes, 9/24/1998                                                            1,858,404
                    TOTAL MEXICAN PESO                                                                 4,124,445
 NEW ZEALAND DOLLAR--0.5%
                   BANKING--0.3%
        1,770,000  Australia & New Zealand Banking Group, Melbourne, 8.12%
                   accrual, 10/28/1998                                                                 1,020,475
                   FINANCIAL INTERMEDIARIES--0.1%
          840,000  Brierley Investments Ltd., Bond, 9.00%, 3/15/2002                                     532,287
                   SOVEREIGN--0.1%
          800,000  New Zealand, Government of, Deb., 8.00%, 11/15/2006                                   534,525
                    TOTAL NEW ZEALAND DOLLAR                                                           2,087,287

FEDERATED STRATEGIC INCOME FUND

      PRINCIPAL
       AMOUNT
     OR FOREIGN
      CURRENCY
     PAR AMOUNT                                                                                        VALUE
 INTERNATIONAL BONDS--CONTINUED
 NORWEGIAN KRONE--0.2%
                   SOVEREIGN--0.2%
        3,000,000  Norwegian Government, Bond, 7.00%, 5/31/2001                                  $       443,655
        2,300,000  Norwegian Government, Bond, 9.00%, 1/31/1999                                          336,074
                    TOTAL NORWEGIAN KRONE                                                                779,729
 POLISH ZLOTY--0.9%
                   SOVEREIGN--0.9%
        4,500,000  Poland Gov't. Bond, 12.00%, 2/12/2003                                                 908,270
        4,000,000  Poland Gov't. Bond, 12.00%, 6/12/2002                                                 819,904
        2,000,000  Poland Gov't. Bond, 15.00%, 10/12/1999                                                487,701
        1,500,000  Poland Gov't. Bond, 12.00%, 6/12/2001                                                 314,673
          500,000  Poland Gov't. Bond, 15.00%, 6/12/1999                                                 127,933
        4,100,000  Republic of Poland, 17.00%, 2/12/1998                                               1,134,252
                    TOTAL POLISH ZLOTY                                                                 3,792,733
 SLOVAKIAN KORUNA--0.1%
                   SUPRANATIONAL--0.1%
       15,500,000  International Finance Corp., Note, 11.75%, 8/15/1999                                  371,913
 SOUTH AFRICIAN RAND--1.1%
                   AGENCY--0.5%
       11,000,000  Trans Caledon Tunnel Authority, 13.00%, 9/15/2010                                   2,061,439
                   GOVERNMENT AGENCY--0.1%
        2,500,000  South African 11.50%, 9/30/2005                                                       437,223
                   SOVEREIGN--0.5%
        2,500,000  Republic of South Africa, Bond, 12.50%, 1/15/2002                                     486,476
       10,000,000  Republic of South Africa, 12.00%, 2/28/2005                                         1,852,529
                    Total                                                                              2,339,005
                    TOTAL SOUTH AFRICAN RAND                                                           4,837,667

FEDERATED STRATEGIC INCOME FUND

      PRINCIPAL
       AMOUNT
     OR FOREIGN
      CURRENCY
     PAR AMOUNT                                                                                        VALUE
 INTERNATIONAL BONDS--CONTINUED
 SOUTH KOREAN WON--0.2%
                   SUPRANATIONAL--0.2%
      900,000,000  European Bank for Reconstruction and Development, Bond,
                   10.00%, 5/2/2002                                                              $       659,897
 SPANISH PESETA--0.6%
                   SOVEREIGN--0.4%
       10,000,000  Spain (Government), 10.00%, 2/28/2005                                                  84,451
       36,000,000  Spain (Government), Bond, 10.15%, 1/31/2006                                           310,917
       60,000,000  Spain (Government), Deb., 10.10%, 2/28/2001                                           462,605
      126,000,000  Spain (Government), Foreign Gov't. Guarantee, 8.00%, 5/30/2004                        960,569
                    Total                                                                              1,818,542
                   SOVEREIGN GOVERNMENT--0.2%
       80,000,000  Bonos Y Oblig. Del Estado, Deb., 8.20%, 2/28/2009                                     638,320
                    TOTAL SPANISH PESETA                                                               2,456,862
 SWEDISH KRONA--0.4%
                   BANKING--0.1%
        3,000,000  AB Spinrab, Unsub., 12.00%, 12/17/1997                                                389,606
                   SOVEREIGN--0.3%
        3,500,000  Swedish Government, Bond, 8.00%, 8/15/2007                                            510,524
        7,500,000  Swedish Government, Deb., 6.50%, 10/25/2006                                           991,265
                    Total                                                                              1,501,789
                    TOTAL SWEDISH KRONA                                                                1,891,395
 U.S. DOLLAR--23.5%
                   AGENCY--0.3%
 $      1,000,000  Quebec, Province of, Deb., 13.25%, 9/15/2014                                        1,160,010
                   BANKING--0.5%
        1,000,000  Banco Nacional, Bank Guarantee, 11.25%, 5/30/2006                                   1,073,500

FEDERATED STRATEGIC INCOME FUND

      PRINCIPAL
       AMOUNT
     OR FOREIGN
      CURRENCY
     PAR AMOUNT                                                                                        VALUE
 INTERNATIONAL BONDS--CONTINUED
 U.S. DOLLAR--CONTINUED
                   BANKING--CONTINUED
 $      1,250,000  National Bank of Canada, Montreal, Sub. Note, 8.125%, 8/15/2004               $     1,352,863
                    Total                                                                              2,426,363
                   BEVERAGE & TOBACCO--0.6%
        2,850,000  Empresas La Moderna, 11.375%, 1/25/1999                                             2,892,750
                   BUILDING & DEVELOPMENT--0.6%
        1,500,000  Cemex SA, Bond, 12.75%, 7/15/2006                                                   1,762,500
        1,000,000 (b)Road King Infrastructure, Series 144a, 9.50%, 7/15/2007                             895,000
                    Total                                                                              2,657,500
                   CABLE TELEVISION--0.1%
            2,436  Australis Media Ltd., Sr. Disc. Note, 15.75%, 5/15/2003                                   609
          300,000  Rogers Communications, Inc., Sr. Note, 8.875%, 7/15/2007                              300,000
                    Total                                                                                300,609
                   CONGLOMERATES--0.7%
        1,000,000 (b)Hutchison Whampoa Finance, Company Guarantee, 7.50%, 8/1/2027                       937,040
        2,000,000  Mechala Group Jamaica, Note, 12.00%, 12/30/1999                                     1,940,000
                    Total                                                                              2,877,040
                   CONTAINER & GLASS PRODUCTS--0.4%
        1,750,000  Vicap SA, Sr. Note, 11.375%, 5/15/2007                                              1,894,375
                   FINANCE--0.9%
        1,000,000 (b)Pera Financial, 9.375%, 10/15/2002                                                  905,000
        2,250,000  Polysindo International Finance Co. BV, Company Guarantee,
                   11.375%, 6/15/2006                                                                  2,278,125
          500,000 (b)Unexim Int'l. Finance, 9.875%, 8/1/2000                                             437,500
                    Total                                                                              3,620,625
                   FINANCIAL INTERMEDIARIES--0.2%
          500,000  PIV Investment Finance, Company Guarantee, 4.50%, 12/1/2000                           397,500

FEDERATED STRATEGIC INCOME FUND

      PRINCIPAL
       AMOUNT
     OR FOREIGN
      CURRENCY
     PAR AMOUNT                                                                                        VALUE
 INTERNATIONAL BONDS--CONTINUED
 U.S. DOLLAR--CONTINUED
                   FINANCIAL INTERMEDIARIES--CONTINUED
 $        500,000  Polytama International, Note, 11.25%, 6/15/2007                               $       457,500
                    Total                                                                                855,000
                   FOREST PRODUCTS--2.1%
        1,000,000  Aracruz Cellulose, Deb., 10.375%, 1/31/2002                                           966,300
        2,500,000  Asia Pulp & Paper Co. Ltd., Company Guarantee, 11.75%,
                   10/1/2005                                                                           2,525,000
        1,700,000  Indah Kiat Int'l. Finance, Company Guarantee, 11.875%, 6/15/2002                    1,746,750
        1,800,000  Indah Kiat Int'l. Finance, Company Guarantee, 12.50%, 6/15/2006                     1,890,000
        1,300,000  Klabin Fabricadora Papel, Company Guarantee, Series REGS,
                   11.00%, 8/12/2004                                                                   1,278,875
          250,000  Quno Corp., Sr. Note, 9.125%, 5/15/2005                                               269,375
                    Total                                                                              8,676,300
                  GOVERNMENT AGENCY--1.9%
          250,000 (b)Government of Jamaica, Bond, 9.625%, 7/2/2002                                       237,500
        1,800,000  National Bank of Romania, 9.75%, 6/25/1999                                          1,819,125
        1,000,000 (b)Oblast Nizhniy Novgorod, 8.75%, 10/3/2002                                           847,500
        5,000,000  Republic of Ecuador, 11.25%, 4/25/2002                                              5,150,000
                    Total                                                                              8,054,125
                   INDUSTRIAL PRODUCTS & EQUIPMENT--1.2%
        1,500,000 (b)GS Superhighway, Sr. Note, 10.25%, 8/15/2007                                      1,380,000
        1,300,000  Sampoerna International Finance Co., 8.375%, 6/15/2006                              1,171,898
          500,000 (b)Sharp Do Brazil, 9.625%, 10/30/2005                                                 432,500
        2,000,000  Sophora Comercio, 11.50%, 11/10/1998                                                2,040,000
                    Total                                                                              5,024,398

FEDERATED STRATEGIC INCOME FUND

      PRINCIPAL
       AMOUNT
     OR FOREIGN
      CURRENCY
     PAR AMOUNT                                                                                        VALUE
 INTERNATIONAL BONDS--CONTINUED
 U.S. DOLLAR--CONTINUED
                   METALS & MINING--0.6%
 $      1,000,000  Barrick Gold Corp., Deb., 7.50%, 5/1/2007                                     $     1,054,340
        1,250,000  Placer Dome, Inc., Bond, 8.50%, 12/31/2045                                          1,326,193
                    Total                                                                              2,380,533
                   OIL & GAS--2.5%
        2,500,000  Bariven SA, Company Guarantee, 10.625%, 3/17/2002                                   2,672,500
          625,494  Centragas, 10.65%, 12/1/2010                                                          663,630
        2,000,000  Invergas SA, Note, 12.50%, 12/16/1999                                               2,115,000
        2,000,000  MetroGas S.A., Sr. Note, Series A, 12.00%, 8/15/2000                                2,150,000
          350,000  Pacalta Resources Ltd., Sr. Note, 10.75%, 6/15/2004                                   346,500
        2,000,000  Petroleo Brasileiro SA, Series B, 10.40%, 6/8/1998                                  2,010,000
          500,000  Transportadora de Gas de Sur S.A., Sr. Note, 10.25%, 4/25/2001                        525,625
                    Total                                                                             10,483,255
                   SOVEREIGN--5.8%
        1,000,000  Argentina Global, Bond, 11.375%, 1/30/2017                                          1,059,000
        1,000,000  Bulgaria, 6.6875%, 7/28/2011                                                          715,000
        1,000,000  Republic of Pakistan, Bond, 9.86%, 5/30/2000                                        1,015,000
        2,800,000  Republic of Pakistan, Deb., 11.50%, 12/22/1999                                      2,937,172
        3,000,000 (b)Ministry Finance Russia, Unsub. 10.00%, 6/26/2007                                 2,662,500
        1,000,000 (b)Ministry Finance Russia, Unsub. 9.25%, 11/27/2001                                   960,000
        1,000,000  Ministry Finance Russia, Unsub., 9.25%, 11/27/2001                                    957,500
          900,000  Nacional Financiera, SNC, Foreign Gov't. Guarantee, 10.625%,
                   11/22/2001                                                                            967,671
        1,000,000  Panama, 7.875%, 2/13/2002                                                             976,250
        1,500,000  Swedish Export Credit, 9.875%, 3/15/2038                                            1,590,630
          500,000  Trinidad and Tobago, Unsub., 11.75%, 10/3/2004                                        608,750

FEDERATED STRATEGIC INCOME FUND

      PRINCIPAL
       AMOUNT
     OR FOREIGN
      CURRENCY
     PAR AMOUNT                                                                                        VALUE
 INTERNATIONAL BONDS--CONTINUED
 U.S. DOLLAR--CONTINUED
                   SOVEREIGN--CONTINUED
 $        850,000  Turkey, 10.00%, 5/23/2002                                                     $       891,225
        1,300,000  Turkey, 10.00%, 9/19/2007                                                           1,275,599
        1,000,000  Turkey, Deb., 11.50%, 4/27/1999                                                     1,049,500
        3,000,000  Mexican Global, Bond, 9.875%, 1/15/2007                                             3,102,030
        3,750,000 (b)Venezuela, Sr. Unsub., 9.125%, 6/18/2007                                          3,543,750
                    Total                                                                             24,311,577
                   STEEL--1.1%
        2,250,000  Altos Hornos De Mexico, Bond, 11.875%, 4/30/2004                                    2,379,375
          610,000  Metalurgica Gerdau, Company Guarantee, 10.25%, 11/23/2001                             624,030
          400,000  Metalurgica Gerdau, Company Guarantee, 11.125%, 5/24/2004                             391,840
        1,125,000  Tubos de Acero de Mexico SA, Unsub., 13.75%, 12/8/1999                              1,260,000
                    Total                                                                              4,655,245
                   SURFACE TRANSPORTATION--0.4%
        1,500,000 (b)Zhuhai Highway, Sub. Note, 11.50%, 7/1/2008                                       1,620,000
                   TELECOMMUNICATIONS & CELLULAR--2.1%
        1,750,000  CANTV Finance Ltd., Company Guarantee, 9.25%, 2/1/2004                              1,736,875
          700,000 (b)Comtel Brasileir, Ltd., Note, 10.75%, 9/26/2004                                     658,875
          400,000 (b)MetroNet Communications, Senior Note, Class B, 12.00%, 8/15/2007                    454,000
          850,000  Philippine Long Distance Telephone Co., Deb., 10.625%, 6/2/2004                       879,750
        3,280,000  Telefonica de Argentina S.A., Note, 11.875%, 11/1/2004                              3,714,600
        1,500,000 (b)Telecom Brazil, Collateral Trust, Series EMTN, 11.4375%, 12/9/1999                1,485,000
                    Total                                                                              8,929,100
                   UTILITIES--1.5%
        2,000,000  AES China Generating Co., Note, 10.125%, 12/15/2006                                 2,020,000

FEDERATED STRATEGIC INCOME FUND

      PRINCIPAL
       AMOUNT
     OR FOREIGN
      CURRENCY
     PAR AMOUNT                                                                                        VALUE
 INTERNATIONAL BONDS--CONTINUED
 U.S. DOLLAR--CONTINUED
                   UTILITIES--CONTINUED
 $      1,850,000  Bridas Corp., Sr. Note, 12.50%, 11/15/1999                                    $     1,958,687
        2,000,000 (b)CIA Saneamento Basico, Bond, 10.00%, 7/28/2005                                    1,845,000
          500,000 (b)Tenaga Nasional Berhad, Deb., 7.50%, 1/15/2096                                      427,050
                    Total                                                                              6,250,737
                    TOTAL U.S. DOLLAR                                                                 99,069,542
 VENEZUELAN BOLIVAR--0.3%
                   SOVEREIGN GOVERNMENT--0.3%
      650,000,000  Venezuela, 20.78%, 1/8/1998                                                         1,300,202
                    TOTAL INTERNATIONAL BONDS (IDENTIFIED COST $159,032,822)                         153,209,197
 U.S. GOVERNMENT/AGENCY--14.6%
                   LONG-TERM GOVERNMENT OBLIGATIONS--14.6%
          209,405  Federal Home Loan Mortgage Corp., 8.50%, 9/1/2025                                     218,958
          444,271  Federal Home Loan Mortgage Corp., 8.50%, 9/1/2025                                     464,125
           76,161  Federal Home Loan Mortgage Corp., 8.50%, 1/1/2026                                      79,493
        2,178,902  Federal Home Loan Mortgage Corp., 8.00%, 6/1/2025                                   2,257,473
          407,142  Federal Home Loan Mortgage Corp., 7.50%, 10/1/2025                                    416,555
        1,913,826  Federal Home Loan Mortgage Corp., 7.50%, 5/1/2026                                   1,956,294
          962,449  Federal Home Loan Mortgage Corp., 7.50%, 8/1/2026                                     983,806
        1,879,965  Federal Home Loan Mortgage Corp., 7.00%, 5/1/2011                                   1,901,697
          880,955  Federal Home Loan Mortgage Corp., 7.00%, 5/1/2011                                     891,139
        2,592,914  Federal Home Loan Mortgage Corp., 7.00%, 7/1/2025                                   2,613,165
          945,072  Federal Home Loan Mortgage Corp., 7.00%, 12/1/2025                                    950,686
        1,395,961  Federal Home Loan Mortgage Corp., 6.50%, 7/1/2011                                   1,392,471
          896,664  Federal Home Loan Mortgage Corp., 6.50%, 3/1/2026                                     882,003

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT                                                                                          VALUE
U.S. GOVERNMENT/AGENCY--CONTINUED
                   LONG-TERM GOVERNMENT OBLIGATIONS--CONTINUED
 $      1,024,453  Federal Home Loan Mortgage Corp., 6.00%, 6/1/2003                             $     1,014,208
        3,500,000 (e)Federal National Mortgage Association, 8.00%, TBA                                 3,620,295
          966,075  Federal National Mortgage Association, 8.00%, 10/1/2026                             1,000,072
          419,331  Federal National Mortgage Association, 7.00%, 5/1/2024                                422,346
          387,693  Federal National Mortgage Association, 7.00%, 12/1/2010                               392,054
        2,377,589  Federal National Mortgage Association, 7.00%, 2/1/2024                              2,398,393
        1,900,000  Federal National Mortgage Association, 7.00%, 2/1/2027                              1,904,503
        1,938,596  Federal National Mortgage Association, 7.00%, 3/1/2027                              1,943,191
        1,500,000  Federal National Mortgage Association, 7.00%, 12/1/2027                             1,502,340
        2,750,000 (e)Federal National Mortgage Association, 6.50%, TBA                                 2,740,547
          883,842  Federal National Mortgage Association, 6.50%, 9/1/2003                                884,673
          956,556  Federal National Mortgage Association, 6.50%, 2/1/2009                                956,260
        1,017,374  Federal National Mortgage Association, 6.50%, 12/1/2025                             1,001,900
        1,584,001  Federal National Mortgage Association, 6.00%, 10/1/2004                             1,560,732
        1,401,546  Federal National Mortgage Association, 6.00%, 4/1/2011                              1,374,945
        1,365,314  Government National Mortgage Association, 11.00%, 9/15/2015                         1,542,818
          209,716  Government National Mortgage Association, 9.50%, 2/15/2025                            227,083
          184,368  Government National Mortgage Association, 9.00%, 10/15/2016                           200,039
        3,124,042  Government National Mortgage Association, 9.00%, 11/15/2017                         3,389,586
          886,061  Government National Mortgage Association, 8.50%, 10/15/2017                           943,655
        1,746,995  Government National Mortgage Association, 8.00%, 2/15/2010                          1,815,233
          450,673  Government National Mortgage Association, 8.00%, 6/15/2026                            466,726
          470,706  Government National Mortgage Association, 8.00%, 6/15/2026                            487,472
          381,580  Government National Mortgage Association, 8.00%, 8/15/2026                            395,890
        2,000,000  Government National Mortgage Association, 7.50%, TBA                                2,041,880
        1,948,224  Government National Mortgage Association, 7.50%, 11/15/2022                         2,001,625
          395,740  Government National Mortgage Association, 7.50%, 3/15/2024                            405,505
          675,659  Government National Mortgage Association, 7.50%, 1/15/2026                            689,807

FEDERATED STRATEGIC INCOME FUND

     PRINCIPAL
       AMOUNT
     OR SHARES                                                                                         VALUE
U.S. GOVERNMENT/AGENCY--CONTINUED
                   LONG-TERM GOVERNMENT OBLIGATIONS--CONTINUED
 $        880,594  Government National Mortgage Association, 7.50%, 2/15/2026                    $       900,522
        1,907,270  Government National Mortgage Association, 7.50%, 3/15/2026                          1,950,431
        2,227,502  Government National Mortgage Association, 7.50%, 10/15/2027                         2,271,361
        2,376,000  Government National Mortgage Association, 7.00%, 11/20/2027                         2,369,323
        1,996,886  Government National Mortgage Association, 6.50%, 3/15/2024                          1,976,299
                    TOTAL U.S. GOVERNMENT/AGENCY (IDENTIFIED COST $60,913,644)                        61,799,579
 U.S. TREASURY OBLIGATIONS--3.1%
                   U.S. TREASURY BONDS--2.4%
        2,000,000  United States Treasury Bond, 11.25%, 2/15/2015                                      3,100,260
        5,250,000  United States Treasury Bond, 11.625%, 11/15/2004                                    6,940,553
                    Total                                                                             10,040,813
                    U.S. TREASURY NOTE--0.7%
        3,000,000  United States Treasury Note, 9.125%, 5/15/1999                                      3,139,050
                    TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $12,999,297)                     13,179,863
 COMMON STOCKS--0.0%
 NIGERIA--0.0%
                  SOVEREIGN--0.0%
              250 (a)Nigeria Par, Warrants                                                                     3
 UNITED STATES--0.0%
                   BUSINESS EQUIPMENT & SERVICES--0.0%
              350 (a)(b)Electronic Retailing Systems International, Inc., Warrants,
                   2/1/2004                                                                               21,000
                  CABLE TELEVISION--0.0%
              200 (a)Australis Holdings Property Ltd., Warrants                                                0
              112 (a)Pegasus Communications Corp.                                                          2,471
              500 (a)Pegasus Communications Corp., Warrants, 1/1/2007                                     16,250
              150 (a)Wireless One, Inc., Warrants, 10/19/2000                                                  0
                    Total                                                                                 18,721

FEDERATED STRATEGIC INCOME FUND

      SHARES                                                                                          VALUE
 COMMON STOCKS--CONTINUED
 UNITED STATES--CONTINUED
                   CHEMICALS & PLASTICS--0.0%
              400 (a)Sterling Chemicals Holdings, Inc., Warrants                                 $        15,200
            1,000 (a)Uniroyal Technology Corp., Warrants                                                   3,625
                    Total                                                                                 18,825
                   CONSUMER PRODUCTS--0.0%
              100 (a)(b)IHF Capital, Inc., Warrants, 11/14/1999                                            5,050
                   ECOLOGICAL SERVICES & EQUIPMENT--0.0%
              480 (a)ICF Kaiser International, Inc., Warrants, 12/31/1998                                    180
                   STEEL--0.0%
               50 (a)(b)Bar Technologies, Inc., Warrants, 4/1/2001                                         3,000
                   TELECOMMUNICATIONS & CELLULAR--0.0%
              700 (a)Cellular Communications International, Inc., Warrants, 8/15/2003                     14,000
              250 (a)HighwayMaster Communications, Inc., Warrants, 1/1/2049                                    0
            1,200 (a)NEXTEL Communications, Inc., Class A                                                 30,300
                    Total                                                                                 44,300
                    TOTAL UNITED STATES                                                                  111,076
 VENEZUELA--0.0%
                  SOVEREIGN--0.0%
            7,500 (a)Venezuela Rep Oil Linked, Warrants, 8/4/2020                                              0
                    TOTAL COMMON STOCKS (IDENTIFIED COST $51,646)                                        111,079
 PREFERRED STOCKS--1.7%
                   BANKING--0.1%
           12,000  California Federal Preferred Capital Corp., REIT Perpetual Pfd.
                   Stock, Series A, 9.125%, 1/31/2097                                                    319,500
                   BROADCAST RADIO & TV--0.7%
            6,254  American Radio Systems Corp., PIK Pfd., 11.375%, 1/15/2009                            737,962
            4,250  Capstar Broadcasting Partners, Inc., Sr. Pfd., 12.00%, 7/1/2009                       479,187
            6,988  Chancellor Media Corp., Exchangeable Pfd. Stock, 12.00%, 1/15/2009                    828,102
            2,750  SFX Broadcasting, Inc., Exchangeable Pfd. Stock, Series E,
                   10/31/2006                                                                            323,125

FEDERATED STRATEGIC INCOME FUND

SHARES OR
     PRINCIPAL
       AMOUNT                                                                                          VALUE
PREFERRED STOCKS--CONTINUED
 UNITED STATES--CONTINUED
                   BROADCAST RADIO & TV--CONTINUED
            4,200  Sinclair Capital, Inc., Pfd., 11.63%, 3/15/2009                               $       464,100
                    Total                                                                              2,832,476
                   CABLE TELEVISION--0.2%
              100 (b)Echostar Communications Corp., Sr. Red. Pfd. Stk., 12.13%, 7/1/2004                 103,500
              647  Pegasus Communications Corp., PIK Pfd., Series A, 12.75%, 1/1/2007                    714,935
                    Total                                                                                818,435
                   INDUSTRIAL PRODUCTS & EQUIPMENT--0.1%
              500  Fairfield Manufacturing Co., Inc., Exchangeable Pfd. Stock, 11.25%,
                   3/15/2009                                                                             532,500
                   PRINTING & PUBLISHING--0.2%
            3,450 (b)Primedia, Inc., Series E, Pfd., 9.20%, 11/1/2009                                    345,863
            1,959  Primedia, Inc., Pfd., Series B, 11.63%, 5/1/2005                                      209,613
            3,500  Primedia, Inc., Pfd., Series D, 10.00%, 2/1/2008                                      363,125
                    Total                                                                                918,601
                   REAL ESTATE--0.3%
            5,000  Crown American Realty Trust, Sr. Pfd., Series A, 11.00%, 7/31/2097                    264,375
            1,000  Highwoods Properties, Inc., REIT Perpetual Pfd. Stock, Series A,
                   8.625%, 12/31/2049                                                                  1,102,500
                    Total                                                                              1,366,875
                   TELECOMMUNICATIONS & CELLULAR--0.1%
              206 (b)NEXTEL Communications, Inc., Pfd., Series D, 13%, 7/15/2009                         229,764
                    TOTAL PREFERRED STOCKS (IDENTIFIED COST $6,422,435)                                7,018,151
 (C)REPURCHASE AGREEMENTS--4.4%
 $      6,915,000  BT Securities Corp., 5.73%, dated 11/28/1997, due 12/1/1997                         6,915,000
        2,000,000 (f)Credit Suisse First Boston, Inc., 5.55%, dated 11/10/1997,
                   due 12/17/1997                                                                      2,000,000
        3,500,000 (f)Morgan Stanley Group, Inc., 5.55%, dated 11/10/1997,
                   due 12/11/1997                                                                      3,500,000

FEDERATED STRATEGIC INCOME FUND

SHARES OR
     PRINCIPAL
       AMOUNT                                                                                          VALUE
(C)REPURCHASE AGREEMENTS--CONTINUED
 $      2,750,000 (f)Swiss Bank Capital Markets, 5.55%, dated 11/12/1997,
                   due 12/15/1997                                                                $     2,750,000
        3,500,000 (f)(g)UBS Securities, Inc., 5.70%, dated 11/24/1997, due 1/14/1998                   3,500,000
                    TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)                                   18,665,000
                    TOTAL INVESTMENTS (IDENTIFIED COST $421,079,630)(D)                          $   423,348,297

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $46,746,504 which represents 11.1% of net assets.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $421,084,130. The net unrealized appreciation of investments on a federal tax basis amounts to $2,264,167 which is comprised of $10,613,316 appreciation and $8,349,149 depreciation at November 30, 1997.

(e) Security is subject to dollar roll transactions.

(f) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination within seven days if the creditworthiness of the issuer is downgraded.

(g) Represents a forward commitment for the delayed delivery of securities, which will settle and be collateralized on December 11, 1997. The fair value of the forward commitment approximates the contract amount at November 30, 1997. Risks may arise upon entering these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in security prices.

Note: The categories of investments are shown as a percentage of net assets ($422,045,263) at November 30, 1997.

The following acronyms are used throughout this portfolio:

BIG --Bond Investors Guaranty

FSA --Financial Security Assurance

GO --General Obligation

GTD --Guaranty

INS --Insured

LLC --Limited Liability Corporation

LP --Limited Partnership

MBIA --Municipal Bond Investors Assurance

PIK --Payment in Kind

PLC --Public Limited Company

REIT --Real Estate Investment Trust

SA --Support Agreement

TBA --To Be Announced

TRANs --Tax and Revenue Anticipation Notes

UT --Unlimited Tax

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997

 ASSETS:
 Investments in securities, at value (identified cost $421,079,630, and tax cost                $    423,348,297
 $421,084,130)
 Cash                                                                                                      1,248
 Cash denominated in foreign currencies (cost $168,776)                                                  164,496
 Income receivable                                                                                     9,131,045
 Receivable for investments sold                                                                       2,061,408
 Receivable for shares sold                                                                            6,159,452
 Deferred organizational costs                                                                            63,232
 Deferred expenses                                                                                        11,590
    Total assets                                                                                     440,940,768
 LIABILITIES:
 Payable for investments purchased                                                $ 9,821,586
 Payable for shares redeemed                                                          927,242
 Income distribution payable                                                        1,386,255
 Payable for dollar roll transactions                                               6,360,718
 Accrued expenses                                                                     399,704
    Total liabilities                                                                                 18,895,505
 NET ASSETS for 40,560,032 shares outstanding                                                    $   422,045,263
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                 $   418,294,375
 Net unrealized appreciation of investments and translation of assets and
  liabilities                                                                                          2,205,083
 in foreign currency
 Accumulated net realized gain on investments and foreign currency transactions                        2,068,045
 Distributions in excess of net investment income                                                       (522,240)
    Total Net Assets                                                                             $   422,045,263
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($58,269,827 / 5,598,970 shares outstanding)                             $10.41
 Offering Price Per Share (100/95.50 of $10.41)*                                                    $10.90
 Redemption Proceeds Per Share                                                                      $10.41
 CLASS B SHARES:
 Net Asset Value Per Share ($304,746,056 / 29,288,655 shares outstanding)                           $10.40
 Offering Price Per Share                                                                           $10.40
 Redemption Proceeds Per Share (94.50/100 of $10.40)**                                              $ 9.83
 CLASS C SHARES:
 Net Asset Value Per Share ($29,266,921 / 2,812,473 shares outstanding)                             $10.41
 Offering Price Per Share                                                                           $10.41
 Redemption Proceeds Per Share (99.00/100 of $10.41)**                                              $10.31
 CLASS F SHARES:
 Net Asset Value Per Share ($29,762,459 / 2,859,934 shares outstanding)                             $10.41
 Offering Price Per Share (100/99.00 of $10.41)*                                                    $10.52
 Redemption Proceeds Per Share (99.00/100 of $10.41)**                                              $10.31

* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997

 INVESTMENT INCOME:
 Dividends                                                                                       $       324,888
 Interest (net of dollar roll expense of $42,371) (net of                                             26,387,655
 foreign taxes withheld of $20,101)
      Total income                                                                                    26,712,543
 EXPENSES:
 Investment advisory fee                                                       $2,385,950
 Administrative personnel and services fee                                        214,990
 Custodian fees                                                                    88,552
 Transfer and dividend disbursing agent fees and expenses                         290,043
 Directors'/Trustees' fees                                                          4,099
 Auditing fees                                                                     14,794
 Legal fees                                                                         5,201
 Portfolio accounting fees                                                        125,930
 Distribution services fee--Class B Shares                                      1,496,166
 Distribution services fee--Class C Shares                                        126,860
 Distribution services fee--Class F Shares                                        118,741
 Shareholder services fee--Class A Shares                                         101,371
 Shareholder services fee--Class B Shares                                         498,722
 Shareholder services fee--Class C Shares                                          42,286
 Shareholder services fee--Class F Shares                                          59,371
 Share registration costs                                                         125,875
 Printing and postage                                                              81,338
 Insurance premiums                                                                 6,165
 Taxes                                                                             32,038
 Miscellaneous                                                                     50,694
      Total expenses                                                            5,869,186
 Waivers and reimbursements--
      Waiver of investment advisory fee                          $ (1,027,369)
      Waiver of distribution services fee--Class F Shares            (118,741)
           Total waivers                                                        (1,146,110)
                Net expenses                                                                           4,723,076
                        Net investment income                                                         21,989,467
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency                                                 1,227,157
 transactions
 Net change in unrealized appreciation of investments and
 translation of assets and
 liabilities in foreign currency                                                                      (2,824,267)
      Net realized and unrealized loss on investments and                                             (1,597,110)
      foreign currency
           Change in net assets resulting from operations                                          $   20,392,357

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED
                                                                                  NOVEMBER 30,
                                                                            1997           1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                $    21,989,467    $   5,911,043
 Net realized gain (loss) on investments and foreign currency transactions ($1,918,221 and
 $711,312, respectively, as computed for federal tax purposes)              1,227,157          688,404
 Net change in unrealized appreciation/depreciation of investments and translation of assets
 and liabilities in foreign currency                                       (2,824,267)       4,697,703
  Change in net assets resulting from operations                           20,392,357       11,297,150
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                           (3,371,345)        (924,874)
  Class B Shares                                                          (15,066,810)      (3,785,124)
  Class C Shares                                                           (1,268,365)        (435,543)
  Class F Shares                                                           (2,059,642)        (734,765)
 Distributions in excess of net investment income
  Class A Shares                                                             --                (30,719)
  Class B Shares                                                             --                (26,253)
  Class C Shares                                                             --                (20,790)
 Distributions from net realized gains on investments and foreign currency transactions
  Class A Shares                                                              (80,861)         (41,612)
  Class B Shares                                                             (365,467)         (46,342)
  Class C Shares                                                              (31,072)         (18,841)
  Class F Shares                                                              (51,079)         (30,084)
   Change in net assets resulting from distributions to shareholders      (22,294,641)      (6,094,947)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                             274,742,668      160,543,684
 Net asset value of shares issued to shareholders in payment of            10,438,073        2,826,955
 distributions declared
 Cost of shares redeemed                                                  (37,121,071)      (8,980,231)
  Change in net assets resulting from share transactions                  248,059,670      154,390,408
   Change in net assets                                                   246,157,386      159,592,611
 NET ASSETS:
 Beginning of period                                                      175,887,877       16,295,266
 End of period                                                        $   422,045,263    $ 175,887,877

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   YEAR ENDED NOVEMBER 30,
                                                          1997      1996            1995        1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                   $10.47        $10.14       $ 9.54       $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                   0.87(f)       0.91         0.82         0.45
  Net realized and unrealized gain (loss) on
  investments and
  foreign currency                                       (0.03)         0.42         0.61        (0.45)
  Total from investment operations                        0.84          1.33         1.43         0.00
 LESS DISTRIBUTIONS
  Distributions from net investment income               (0.87)        (0.89)       (0.83)       (0.45)
  Distributions in excess of net investment              --            (0.03)          --        (0.01)
  income(b)
  Distributions from net realized gain on
  investments and
  foreign currency transactions                          (0.03)        (0.08)         --            --
  Total distributions                                    (0.90)        (1.00)       (0.83)       (0.46)
 NET ASSET VALUE, END OF PERIOD                         $10.41        $10.47       $10.14       $ 9.54
 TOTAL RETURN(C)                                          8.33%        13.89%       15.64%        0.05%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                1.10%         1.05%        0.25%        0.25%*
  Net investment income                                   8.40%         8.54%        8.68%        8.38%*
  Expense waiver/reimbursement(d)                         0.36%         0.98%        5.69%(e)     8.87%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)              $58,270        $28,021      $5,089        $2,366
  Portfolio turnover                                        40%           47%         158%           34%

* Computed on an annualized basis.

(a) Reflects operations for the period from May 4, 1994 (date of initial public investment) to November 30, 1994.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(f) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             YEAR ENDED
                                                                            NOVEMBER 30,
                                                                   1997         1996       1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                               $10.47        $10.14     $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                               0.79(f)       0.83       0.25
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                   (0.04)         0.42       0.13
  Total from investment operations                                    0.75          1.25       0.38
 LESS DISTRIBUTIONS
  Distributions from net investment income                           (0.79)        (0.83)     (0.24)
  Distributions in excess of net investment income(b)                --            (0.01)       --
  Distributions from net realized gain on investments and
  foreign currency transactions                                      (0.03)        (0.08)        --
  Total distributions                                                (0.82)        (0.92)     (0.24)
 NET ASSET VALUE, END OF PERIOD                                     $10.40        $10.47     $10.14
 TOTAL RETURN(C)                                                      7.53%        13.03%      5.13%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                            1.85%         1.80%     1.00%*
  Net investment income                                               7.67%         7.80%     7.95%*
  Expense waiver/reimbursement(d)                                     0.37%         0.98%     5.69%(e)*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                         $304,746      $120,020     $5,193
  Portfolio turnover                                                   40%           47%       158%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(f) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    YEAR ENDED NOVEMBER 30,
                                                         1997     1996          1995        1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                    $10.47      $10.14       $ 9.54       $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                    0.79(f)     0.82         0.74         0.40
  Net realized and unrealized gain (loss) on
  investments and
  foreign currency                                        (0.03)       0.43         0.61        (0.44)
  Total from investment operations                         0.76        1.25         1.35        (0.04)
 LESS DISTRIBUTIONS
  Distributions from net investment income                (0.79)      (0.80)       (0.75)       (0.40)
  Distributions in excess of net investment income(b)     --          (0.04)         --         (0.02)
  Distributions from net realized gain on investments
  and
  foreign currency transactions                           (0.03)      (0.08)         --            --
  Total distributions                                     (0.82)      (0.92)       (0.75)       (0.42)
 NET ASSET VALUE, END OF PERIOD                          $10.41      $10.47       $10.14       $ 9.54
 TOTAL RETURN(C)                                           7.53%      13.05%       14.79%       (0.41%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                 1.86%       1.80%        1.00%        1.00%*
  Net investment income                                    7.69%       7.70%        7.93%        7.99%*
  Expense waiver/reimbursement(d)                          0.37%       0.98%        5.69%(e)     8.87%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                $29,267     $10,481       $2,323        $1,190
  Portfolio turnover                                        40%          47%         158%           34%

* Computed on an annualized basis.

(a) Reflects operations for the period from May 2, 1994 (date of initial public investment) to November 30, 1994.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(f) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS--CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    YEAR ENDED NOVEMBER 30,
                                                          1997        1996          1995       1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                    $10.47       $10.14       $ 9.54     $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                    0.87(f)      0.95         0.77       0.41
  Net realized and unrealized gain (loss) on
  investments and
  foreign currency                                        (0.03)        0.37         0.61     (0.44)
  Total from investment operations                         0.84         1.32         1.38     (0.03)
 LESS DISTRIBUTIONS
  Distributions from net investment income                (0.87)       (0.91)       (0.78)    (0.41)
  Distributions in excess of net investment income(b)     --              --            --    (0.02)
  Distributions from net realized gain on investments
  and foreign
  currency transactions                                   (0.03)       (0.08)         --           --
  Total distributions                                     (0.90)       (0.99)       (0.78)     (0.43)
 NET ASSET VALUE, END OF PERIOD                          $10.41       $10.47       $10.14     $ 9.54
 TOTAL RETURN(C)                                           8.33%       13.83%       15.07%     (0.19%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                 1.10%        1.07%        0.75%      0.75%*
  Net investment income                                    8.38%        8.48%        8.19%      8.34%*
  Expense waiver/reimbursement(d)                          0.86%        1.46%        5.69%(e)   8.87%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                $29,762      $17,367       $3,691     $2,326
  Portfolio turnover                                        40%           47%         158%        34%

* Computed on an annualized basis.

(a) Reflects operations for the period from May 10, 1994 (date of initial public investment) to November 30, 1994.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(f) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997

1. ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Strategic Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to seek a high level of current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements:

       INCREASE (DECREASE)
 ACCUMULATED              ACCUMULATED
 NET REALIZED      DISTRIBUTIONS IN EXCESS OF
 GAIN/LOSS            NET INVESTMENT INCOME
  $664,799           ($664,799)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES -- The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FORWARD COMMITMENTS -- The Fund may enter into forward foreign exchange contracts which are based upon financial indices at a fixed price and exchange rate at a future date. Risks may arise upon entering these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in security prices and foreign exchange rates. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. At November 30, 1997, the Fund had no outstanding forward commitments.

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

DOLLAR ROLL TRANSACTIONS -- The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1997 is as follows:

  SECURITY                              ACQUISITION DATE      ACQUISITION
                                                                  COST
  ACME Television, LLC                     9/24/1997               $520,318
  Fox/Liberty Networks, LLC           8/15/1997-10/3/1997           723,202
  Fox/Liberty Networks, LLC                8/15/1997                375,000
  Dialog Corp. PLC                         11/10/1997               650,000
  Electronic Retailing Systems
   International, Inc.                     1/21/1997                253,324
  FrontierVision Holdings, L.P.       9/16/1997-10/20/1997          419,410
  Pegasus Communications Corp.             10/16/1997               300,750
  Reliance Industries Ltd.                 1/10/1997              1,250,000
  Dyersburg Corp.                      9/3/1997-9/15/1997           430,313
  Glenoit Corp.                       3/26/1997-8/19/1997           590,615
  NBTY, Inc.                          9/17/1997-10/20/1997          845,438
  Allied Waste Industries, Inc.        5/1/1997-5/12/1997           409,106
  Viasystems, Inc.                     6/2/1997-7/17/1997           507,313
  Community Distributors, Inc.             10/10/1997               250,000
  Jitney-Jungle Stores of America,    9/10/1997-9/15/1997           352,188
  Inc.
  AmeriServe Food Distribution, Inc.       10/8/1997                450,000
  AmeriServe Food Distribution, Inc.  7/9/1997-10/16/1997         1,338,250
  Werner Enterprises, Inc.                 11/14/1997               350,000
  CapStar Hotel Co.                        8/14/1997                349,531
  Elgin National Industries, Inc.          11/3/1997                150,000
  Johnstown America Industries, Inc.  10/21/1996-8/6/1997           315,375
  Roller Bearing Co. of America, Inc.      10/18/1997               125,000
  Equitable Life                           10/17/1996               993,550
  Life Re Capital Trust I                   6/6/1997              1,000,000
  USF&G Corp.                               7/3/1997                500,000
  Union Central Life Insurance Co.         10/31/1996               994,780
  Livent, Inc.                        10/10/1997-11/4/1997          604,375
  National Equipment Services, Inc.        11/20/1997               419,760
  AEI Holding Co., Inc.                    11/7/1997                353,500
  Anker Coal Group, Inc.                   9/22/1997                150,000
  Dailey Petroleum Services Corp.          8/14/1997                328,411
  Petsec Energy, Inc.                  6/6/1997-7/30/1997           251,176
  United Refining Co.                  6/4/1997-7/7/1997            300,750
  XCL, Ltd.                                5/13/1997                275,000
  Garden State Newspapers, Inc.            9/26/1997                621,344
  Leslie's Poolmart, Inc.              6/6/1997-7/8/1997            409,531
  Coinmach Corp.                           10/1/1997                549,375
  Allied Holdings, Inc.                    9/19/1997                125,000
  American Communications
    Services, Inc.                         7/18/1997                200,000
  SECURITY                              ACQUISITION DATE      ACQUISITION
                                                                  COST
  Hermes Europe Railtel B.V.          8/14/1997-10/27/1997 $        652,406
  HighwayMaster Communications, Inc.       9/18/1997                253,375
  Intermedia Communications
    of Florida, Inc.                   5/8/1996-4/22/1997         1,113,616
  McLeod, Inc.                             7/15/1997                450,000
  MetroNet Communications            10/23/1997-10/24/1997          457,400
  NEXTEL Communications, Inc.         9/10/1997-11/5/1997           305,512
  Qwest Communications
    International, Inc.                    10/9/1997                127,480
  RCN Corp.                                10/10/1997               383,409
  Source Media, Inc.                       10/24/1997               225,000
  Telesystem International Wireless,       10/22/1997               272,666
  Inc.
  Telesystem International Wireless,   6/24/1997-7/7/1997           534,787
  Inc.
  Teligent, Inc.                           11/21/1997               625,000
  Metro Toronto                            9/18/1996                723,341
  Microcell Telecommunications             10/8/1997                644,357
  ITT Promedia                             9/19/1997                843,977
  Road King Infrastructure                 6/27/1997                994,230
  Hutchison Whampoa Finance
    Company Guarantee                       8/1/1997              1,003,550
  Pera Financial Services Co.              10/7/1997              1,000,000
  Unexim Int'l. Finance B.V.                8/7/1997                501,900
  Government of Jamaica                    6/26/1997                249,465
  Oblast Nizhniy Novgorod                  9/19/1997                997,420
  GS Superhighway                           8/4/1997              1,490,235
  Sharp Do Brazil SA Industrial            10/21/1997               499,040
  Ministry Finance Russia             6/19/1997-10/20/1997        3,065,050
  Ministry Finance Russia                  10/2/1997              1,046,250
  Venezuela                           6/10/1997-11/24/1997        3,472,936
  Zhuhai Highway Co. Ltd.             8/16/1996-9/17/1996         1,545,938
  Comtel Brasileir Ltd.                    12/6/1996                721,000
  MetroNet Communications Corp.       7/18/1997-7/22/1997           412,500
  Telecom Brazil FDG Corp.            4/18/1996-5/30/1996         1,543,125
  CIA Saneamento Basico Companhia     7/23/1997-10/14/1997        2,007,500
  Tenaga Nasional Berhad                    3/3/1997                474,925
  Electronic Retailing Systems
   International                           1/21/1997                253,324
  IHF Capital, Inc.                        11/4/1994                    494
  Bar Technologies, Inc.                   8/27/1996                  2,794
  Echostar Communications Corp.            9/26/1997                100,000
  Primedia, Inc.                      9/22/1997-11/6/1997           346,488
  NEXTEL Communications, Inc.              7/16/1997                200,000

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1997, par value shares ($0.001 per share) authorized were as follows:

                           NUMBER OF PAR VALUE
 CLASS NAME              CAPITAL STOCK AUTHORIZED
 Class A Shares                1,000,000,000
 Class B Shares                1,000,000,000
 Class C Shares                1,000,000,000
 Class F Shares                1,000,000,000
  Total shares authorized      4,000,000,000

Transactions in capital stock were as follows:

                                                         YEAR ENDED NOVEMBER 30,
                                              1997                                 1996
 CLASS A SHARES                         SHARES           AMOUNT          SHARES              AMOUNT
 Shares sold                           3,554,270    $    37,128,584          2,290,977   $   23,397,580
 Shares issued to shareholders in
 payment of
 distributions declared                  161,170          1,680,439             47,188          480,390
 Shares redeemed                        (793,629)        (8,275,591)          (163,057)      (1,660,810)
  Net change resulting from Class A
  Share
  transactions                         2,921,811    $    30,533,432          2,175,108   $   22,217,160

                                                          YEAR ENDED NOVEMBER 30,
                                             1997                                  1996
 CLASS B SHARES                         SHARES             AMOUNT          SHARES              AMOUNT
 Shares sold                          19,240,645    $   200,824,425         11,345,851   $  115,125,074
 Shares issued to shareholders
 in
 payment of distributions                685,049          7,140,397            170,336        1,739,077
 declared
 Shares redeemed                      (2,103,020)       (21,931,007)           (562,289)     (5,646,436)
  Net change resulting from
  Class B Share
  transactions                        17,822,674    $   186,033,815         10,953,898   $  111,217,715

                             YEAR ENDED NOVEMBER 30,
                                    1997 1996
 CLASS C SHARES                        SHARES            AMOUNT          SHARES            AMOUNT
 Shares sold                           2,113,138    $    22,111,893            824,314    $   8,385,573
 Shares issued to shareholders in
 payment of distributions declared        70,259            732,691             27,616          280,927
 Shares redeemed                        (371,891)        (3,877,196)           (80,120)        (815,841)
  Net change resulting from Class C
  Share
  transactions                         1,811,506    $    18,967,388            771,810    $   7,850,659

                                                          YEAR ENDED NOVEMBER 30,
                                              1997                                 1996
 CLASS F SHARES                           SHARES            AMOUNT          SHARES              AMOUNT
 Shares sold                           1,408,149    $    14,677,766          1,347,566   $   13,635,457
 Shares issued to shareholders
 in
 payment of distributions                 84,898            884,546             32,001          326,561
 declared
 Shares redeemed                        (291,731)        (3,037,277)           (84,996)        (857,144)
  Net change resulting from Class
  F Share
  transactions                         1,201,316         12,525,035          1,294,571   $   13,104,874
   Net change resulting from
   share
   transactions                       23,757,307    $   248,059,670         15,195,387   $  154,390,408

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp., Federated Global Research Corp. receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which Federated Global Research Corp. manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares, Class C Shares, and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                        PERCENTAGE OF
                      AVERAGE DAILY NET
 SHARE CLASS NAME      ASSETS OF CLASS
 Class B Shares           0.75%
 Class C Shares           0.75%
 Class F Shares           0.50%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational expenses of $150,096 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1997, the Fund expensed $36,719 of organizational expenses.

GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

PURCHASES   $342,126,239
SALES       $108,726,664

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of FIXED INCOME SECURITIES, INC.
and the Shareholders of FEDERATED STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Strategic Income Fund (a portfolio of Fixed Income Securities, Inc.) as of November 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1997 and 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1997, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Strategic Income Fund as of November 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
January 16, 1998

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

J. Crilley Kelly
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 338319700
Cusip 338319866
Cusip 338319809
Cusip 338319882
G00324-02 (1/98)

[Graphic]



                                    Appendix


A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 1/13/92 to 11/30/97. The "y" axis is measured in increments of $2,000 ranging from $0 to $10,000 and indicates that the ending value of hypothetical initial investment of $6,000 in Federated Limited Term Fund's Class A Shares, assuming a 1.00% sales charge and the reinvestment of all capital gains and dividends, would have grown to $8,350 on 11/30/97.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 1/13/92 to 11/30/97. The "y" axis is measured in increments of $2,000 ranging from $0 to $8,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in Federated Limited Term Fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $7,260 on 11/30/97.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Limited Term Fund based on a 1.00% sales charge are represented by a solid line. The Merrill Lynch 1-3 Year Short-Term Corporate Index (the "MLSTC") is represented by a dotted line. The Lipper Short Investment Grade Debt Funds Average (the "LSIGDFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the MLSTC and the LSIGDFA. The "x" axis reflects computation periods from 1/13/92 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares based on a 1.00% sales charge, as compared to the MLSTC and the LSIGDFA; the ending values were $13,916, $14,707, and $13,826, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the period ended 11/30/97, beginning with the inception date of the fund (1/13/92), and the one-year and five-year periods thereafter, the Average Annual Total Returns were 5.78%, 5.46, and 5.75%, respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of Federated Limited Term Fund based on a 1.00% sales charge and 1.00% contingent deferred sales charge are represented by a solid line. The Merrill Lynch 1-3 Year Short-Term Corporate Index (the "MLSTC") is represented by a dotted line. The Lipper Short Investment Grade Debt Funds Average (the "LSIGDFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund and the MLSTC and the LSIGDFA. The "x" axis reflects computation periods from 8/31/93 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares based on a 1.00% sales charge and a 1.00% contingent deferred sales charge, as compared to the MLSTC and the LSIGDFA; the ending values were $12,369, $12,893, and $12,302, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the period ended 11/30/97, beginning with the inception date of the fund (8/31/93), and the one-year period thereafter, the Average Annual Total Returns were 5.14%, and 4.51%, respectively.

A5. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 9/1/93 to 11/30/97. The "y" axis is measured in increments of $2,500 ranging from $0 to $7,500 and indicates that the ending value of hypothetical initial investment of $5,000 in Federated Limited Term Municipal Fund's Class A Shares, assuming a 1.00% sales charge and the reinvestment of all capital gains and dividends, would have grown to $5,820 on 11/30/97.

A6. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 9/1/93 to 11/30/97. The "y" axis is measured in increments of $1,300 ranging from $0 to $6,500 and indicates that the ending value of hypothetical yearly investments of $1,000 in Federated Limited Term Municipal Fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $5,432 on 11/30/97.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Limited Term Municipal Fund based on a 1.00% sales charge are represented by a solid line. The Lehman Brothers Three-Year Municipal Bond Index (the "LB3YRMB") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the LB3YRMB. The "x" axis reflects computation periods from 9/1/93 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares based on a 1.00% sales charge, as compared to the LB3YRMB; the ending values were $11,641, and $12,184, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the period ended 11/30/97, beginning with the inception date of the fund (9/1/93), and the one-year period thereafter, the Average Annual Total Returns were 3.64%, and 3.39%, respectively.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of Federated Limited Term Municipal Fund based on a 1.00% sales charge and 1.00% contingent deferred sales charge are represented by a solid line. The Lehman Brothers Three-Year Municipal Bond Index (the "LB3YRMB") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund and the LB3YRMB. The "x" axis reflects computation periods from 9/1/93 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares based on a 1.00% sales charge and a 1.00% contingent deferred sales charge, as compared to the LB3YRMB; the ending values were $11,750, and $12,184, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the period ended 11/30/97, beginning with the inception date of the fund (9/1/93), and the one-year period thereafter, the Average Annual Total Returns were 4.11%, and 3.65%, respectively.

A9. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/4/94 to 11/30/97. The "y" axis is measured in increments of $800 ranging from $0 to $6,400 and indicates that the ending value of hypothetical initial investment of $4,000 in Federated Strategic Income Fund's Class A Shares, assuming a 4.50% sales charge and the reinvestment of all capital gains and dividends, would have grown to $5,448 on 11/30/97.

A10. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/4/94 to 11/30/97. The "y" axis is measured in increments of $800 ranging from $0 to $5,600 and indicates that the ending value of hypothetical yearly investments of $1,000 in Federated Strategic Income Fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $4,735 on 11/30/97.

A11. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Strategic Income Fund based on a 4.50% sales charge are represented by a solid line. The Lehman Brothers Government/Corpotate Bond Index (the "LBG/CBI") is represented by a dotted line. The Lipper Multi-Sector Income Funds Average (the "LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the LBG/CBI and the LMSIFA. The "x" axis reflects computation periods from 5/4/94 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares based on a 4.50% sales charge, as compared to the LBG/CBI and the LMSIFA; the ending values were $13,621, $13,390, and $13,827, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the period ended 11/30/97, beginning with the inception date of the fund (5/4/94), and the one-year period thereafter, the Average Annual Total Returns were 9.03%, and 3.49%, respectively.

A12. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Strategic Income Fund based on a 4.00% contingent deferred sales charge are represented by a solid line. The Lehman Brothers Government/Corpotate Bond Index (the "LBG/CBI") is represented by a dotted line. The Lipper Multi-Sector Income Funds Average (the "LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the LBG/CBI and the LMSIFA. The "x" axis reflects computation periods from 7/27/95 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares based on a 4.00% contingent deferred sales charge, as compared to the LBG/CBI and the LMSIFA; the ending values were $12,286, $11,970, and $12,757, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the period ended 11/30/97, beginning with the inception date of the fund (7/27/95), and the one-year period thereafter, the Average Annual Total Returns were 9.17%, and 1.64%, respectively.

A13. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Strategic Income Fund are represented by a solid line. The Lehman Brothers Government/Corpotate Bond Index (the "LBG/CBI") is represented by a dotted line. The Lipper Multi-Sector Income Funds Average (the "LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund and the LBG/CBI and the LMSIFA. The "x" axis reflects computation periods from 5/2/94 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares as compared to the LBG/CBI and the LMSIFA; the ending values were $13,890, $13,390, and $13,827, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the period ended 11/30/97, beginning with the inception date of the fund (5/2/94), and the one-year period thereafter, the Average Annual Total Returns were 9.61%, and 6.50%, respectively.

A14. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of Federated Strategic Income Fund based on a 1.00% sales charge and a 1.00% contingent deferred sales charge are represented by a solid line. The Lehman Brothers Government/Corpotate Bond Index (the "LBG/CBI") is represented by a dotted line. The Lipper Multi-Sector Income Funds Average (the "LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund and the LBG/CBI and the LMSIFA. The "x" axis reflects computation periods from 5/10/94 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares based on a 1.00% sales charge and a 1.00% contingent deferred sales charge, as compared to the LBG/CBI and the LMSIFA; the ending values were $13,870, $13,390, and $13,827, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the period ended 11/30/97, beginning with the inception date of the fund (5/10/94), and the one-year period thereafter, the Average Annual Total Returns were 9.63%, and 6.18%, respectively.